As filed with the SEC on October 20, 2026
1933 Act Registration No. 333-[...]

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [__]

Post-Effective Amendment No. [__]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Registrant’s Principal Executive Offices)
(Registrant’s Telephone Number, Including Area Code) (513) 520-5925

Jay S. Fitton
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Christopher M. Cahlamer, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street. Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest, with no par value, of Performance Trust Municipal Bond ETF.

The Registrant will hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Performance Trust Municipal Bond Fund
a series of Trust for Professional Managers

November [...], 2026

Dear Valued Shareholder:

As an investor in the Performance Trust Municipal Bond Fund (the “Target Fund”), a series of Trust for Professional Managers (“TPM”), we are pleased to inform you of our plan to convert the Target Fund into an exchange-traded fund (“ETF”), which will continue to be managed by PT Asset Management, LLC (DBA: PTAM) (“PTAM” or the “Adviser”), the Target Fund’s investment adviser.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will be converted into an ETF through the reorganization of the Target Fund into the Performance Trust Municipal Bond ETF (the “Acquiring Fund”), a newly-created series of TPM that has the same investment objective and substantially similar investment strategies as the converting corresponding Target Fund. The reorganization is expected to take place on or about January 29, 2027 and is intended to be structured as a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. In connection with the reorganization, your shares of the Target Fund will be exchanged for shares of equal value of the Acquiring Fund. Interests of shareholders will not be diluted as a result of the reorganization. Subsequent to the reorganization, the Acquiring Fund’s shares will be listed on the Cboe BZX Exchange, Inc.

We believe the reorganization will result in multiple benefits for investors. The Board of Trustees (the “Board”) of TPM, which oversees both the Target Fund and the Acquiring Fund, has approved the reorganization based on its determination that it is in the best interest of the Target Fund and its shareholders. Expected benefits include:

1)Improved Efficiency: Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for shareholders.
2)Lower Overall Expenses: The management fee of 0.39% of the average daily net assets of the Acquiring Fund is lower than the current management fee of 0.40% of the average daily net assets of the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which PTAM will pay all operating expenses of the Acquiring Fund. Currently, the Target Fund pays separate fees to other service providers to cover operational expenses in addition to paying a management fee to PTAM, the investment adviser to the Target Fund. More details on the fee structure are provided in the enclosed Information Statement/Prospectus.
3)Tax-Free Reorganization: The reorganization is intended to be structured such that shareholders will not recognize a taxable gain (or loss) on the conversion of mutual fund to ETF shares for U.S. federal income tax purposes. An exception, albeit small, regarding fractional mutual fund shares is explained in later sections of this document.

Shareholders of the converting Target Fund should understand the tax consequences of maintaining their current position in the Target Fund and receiving ETF shares on the conversion date of the reorganization, but should also consider the tax consequences of redeeming their Target Fund shares outside of the tax-free reorganization.

The Information Statement/Prospectus provides greater detail on the mechanics of the conversion and what to expect with your investment during and following the conversion. No shareholder vote is required or being requested to complete the conversion. Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the reorganization.

We encourage you to carefully review the additional information provided in this document. If you have questions not answered, please contact your financial advisor. You may also contact PTAM at 1-866-792-9606.

Shareholder Letter 1

In closing, we are excited to offer the benefits of this conversion to our fund’s shareholders. We view this event as a reflection of our continued efforts to apply innovative thinking in pursuit of better investment outcomes for our investors. Thank you for your continued trust.

Sincerely,

/s/ Jennifer A. Lima	/s/ Sean Dranfield

Jennifer A. Lima	Sean Dranfield
Trust for Professional Managers	PT Asset Management, LLC (DBA: PTAM)
President	Chief Executive Officer

Shareholder Letter 2

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Reorganization including the reasons for the Reorganization. Following this section is a more detailed discussion.

Q.    What is happening to the Performance Trust Municipal Bond Fund (the “Target Fund”)? Why am I receiving an Information Statement/Prospectus?

A.    The Target Fund, which is currently operated as a mutual fund, will be converted into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into the Performance Trust Municipal Bond ETF (the “Acquiring Fund”), a newly-created shell series of Trust for Professional Managers (“TPM” or the “Trust”) that has the same investment objective and substantially similar investment strategies as the Target Fund (the “Reorganization”). As an ETF, the Acquiring Fund’s shares will be traded on the Cboe BZX Exchange, Inc. following the Reorganization. The Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”).

Under the Plan, all of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund of equivalent aggregate net asset value (“NAV”). Your shares of the Target Fund will be exchanged for shares of the Acquiring Fund with an equivalent aggregate NAV of the Target Fund shares you held at the time of the Reorganization. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account.

The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT – QUESTIONS AND ANSWERS, below, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding shares of the Target Fund to holding ETF shares of the Acquiring Fund.

The enclosed Information Statement/Prospectus provides greater detail on the mechanics of the Reorganization and what to expect with your investment during and following the Reorganization. No shareholder vote is required or being requested to complete the Reorganization. Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the Reorganization.

Q.    Has the Board of Trustees approved the Reorganization?

A.    Yes, the Board of Trustees (the “Board”) of TPM, a Delaware statutory trust organized under the laws of the state of Delaware, which oversees the Target Fund and the Acquiring Fund, approved the Reorganization. The Board, which is comprised solely of Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that for the Target Fund, the Reorganization is in the best interests of the Target Fund and its shareholders and that the Target Fund’s shareholders’ interests will not be diluted as a result of the Reorganization. Similarly, the Board believes that the Reorganization is in the best interests of the Acquiring Fund.

Q.    Why is the Reorganization occurring?

A.    PT Asset Management, LLC (DBA: PTAM) (“PTAM” or the “Adviser”), the investment adviser to the Target Fund and the Acquiring Fund, proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits including lower net expenses for shareholders, intraday trading flexibility, daily portfolio transparency and expanded asset-gathering potential. Further advantages include tax efficiency with respect to the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that
Questions and Answers 1

impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Fund, the Acquiring Fund will operate with full portfolio holding transparency. The Acquiring Fund’s portfolio holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring Fund’s portfolio holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring Fund is investing in at all times. By contrast, in a mutual fund, the fund’s portfolio holdings are only required to be disclosed quarterly. The Acquiring Fund will pursue the same investment objective and substantially similar investment strategies as the Target Fund but in the ETF structure.

Q.    How will the Reorganization affect me as a shareholder?

A.     If you remain a shareholder of the Target Fund on the Closing Date of the Reorganization, which is anticipated to be January 29, 2027 (the “Closing Date”), you will become a shareholder of the Acquiring Fund if you hold mutual fund shares in a brokerage account that can hold ETF shares. Shares of the Acquiring Fund are not issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund. If you hold your Target Fund shares through a brokerage account that cannot accept shares of an ETF or through a direct individual retirement account (“IRA”), you must take action as described in each applicable section below to receive shares of the Acquiring Fund as part of the Reorganization. Failure to take action will result in a redemption which is expected to be a taxable transaction to shareholders in taxable accounts.

Brokerage Account. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of your Reorganization, you will receive shares of the Acquiring Fund and, if you held fractional shares of the Target Fund, cash having an aggregate NAV equal to the aggregate NAV of the fractional shares of the Target Fund you owned on the Closing Date of the Reorganization.

Non-Accommodating Brokerage Accounts. If you hold your Target Fund shares in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the anticipated cutoff date of January 26, 2027, you will not receive Acquiring Fund shares as part of the Reorganization. Instead, your investment will be liquidated on or about January 29, 2027 and you will receive cash equal in value to the net asset value of your Target Fund shares. Such a liquidation will result in a cash payment to the shareholder and may result in a taxable gain or loss for shareholders holding their shares in a taxable account. Shareholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

Non-Accommodating Retirement Accounts. If you hold Target Fund shares in an IRA or group retirement plan where the plan sponsor does not have the ability to hold ETF shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If either such change is not made before the anticipated cutoff date of January 26, 2027, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on or about January 29, 2027, and you will receive cash equal in value to the net asset value of your Target Fund shares less any federal and/or state taxes and/or penalties that may apply. Your share liquidation and corresponding distribution will be an age-based distribution with required federal withholding of 10% on the liquidation date. Liquidations from IRAs prior to age 59-1/2 are considered early distributions and may be subject to a 10% early distribution penalty per the 2025 IRS Publication 590-B. Please consult with your broker to learn if you will be subject to this penalty. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. If
Questions and Answers 2

proceeds are not reinvested within the appropriate timeframe, you may be subject to additional tax consequences if a minimum age to receive distributions is not met.

Direct Accounts. If you hold Target Fund shares in an account directly with the Target Fund’s transfer agent (a “direct account”), you should transfer your Target Fund shares to a brokerage account that can accept ETF shares. If you do not make this change before the anticipated cutoff date of January 26, 2027, you will not receive Acquiring Fund shares as part of the Reorganization. Instead, your investment will be liquidated on or about January 29, 2027 and you will receive cash equal in value to the net asset value of your Target Fund shares. Such a liquidation will result in a cash payment to the shareholder and may result in a taxable gain or loss for shareholders holding their shares in a taxable account. Shareholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

Direct IRA. If you hold Target Fund shares through a direct IRA with U.S. Bank as Custodian and do not take action to transfer your Target Fund shares to a brokerage account that can accept ETF shares prior to January 26, 2027, you will not receive ETF shares as part of the Reorganization. Instead, your investment will be liquidated on or about January 29, 2027 and you will receive cash equal in value to the net asset value of your Target Fund shares less any federal and/or state withholding taxes that may apply. Your share liquidation and corresponding distribution will be an age-based distribution with a required federal withholding of 10% on the liquidation date. Liquidations from IRAs prior to age 59-1/2 are considered early distributions and may be subject to a 10% early distribution penalty per the 2025 IRS Publication 590-B. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. Call 1-866-792-9606 for more information.

Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you must engage a financial intermediary who will execute your trade on an exchange at prevailing market prices. Because ETF shares trade at market prices rather than at NAV, ETF shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your brokerage platform may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees on many brokerage platforms.

Q.    Am I Being Asked to Vote on the Reorganization?

A.    No, a vote of the shareholders of the Target Fund is not required to approve the Reorganization.

TPM is a Delaware statutory trust and, under applicable Delaware law and TPM’s Amended and Restated Declaration of Trust, no shareholder vote is required in connection with the Reorganization. Further, no shareholder vote is required by Rule 17a-8 under the 1940 Act because: (1) there are no material differences between the investment advisory agreement for the Target Fund and the investment advisory agreement for the Acquiring Fund; (2) the Target Fund and the Acquiring Fund have the same Independent Trustees; (3) no policy of the Target Fund that could not be changed without a shareholder vote is materially different from a policy of the Acquiring Fund; and (4) neither the Target Fund nor the Acquiring Fund pay any distribution fees pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Q.    Will the Reorganization affect the way my investments are managed?

A.    No. PTAM is also the investment adviser to the Acquiring Fund and the Acquiring Fund will be managed using the same investment objective and substantially similar investment strategies currently used by the Target Fund.

Q.    Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

Questions and Answers 3

A.    Yes. The management fee of the Acquiring Fund will be 0.39% of the average daily net assets of the Acquiring Fund, which will be lower than the current management fee of 0.40% of the average daily net assets of the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which the Acquiring Fund will pay a management fee to PTAM and PTAM will be responsible for paying operational expenses of the Fund. Currently, the Target Fund pays separate fees to PTAM for investment advisory services and to other service providers for operational expenses.

Q.    Are there any differences in risks between the Target Fund and the Acquiring Fund?

A.    Yes. While most of the risks of the Target Fund and the Acquiring Fund are the same, the Acquiring Fund is subject to certain risks unique to operating as an ETF. A comparison of the Target Fund risks and the Acquiring Fund risks may be found under “Additional Information About the Acquiring Fund and the Target Fund – Description of Principal Risks” in the enclosed Information Statement/Prospectus.

Q.    What are some features of ETFs that differ from mutual funds?

A.    The following are some unique features of ETFs as compared to mutual funds:

Transparency: The Acquiring Fund will be a transparent ETF that operates with full transparency to its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be found on the PTAM website at www.ptam.com.

Tax Efficiency: In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

Sales on an Exchange throughout the Day: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade.

Sales only through a Broker at Market Price: Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are not purchased or sold at NAV. Individual Acquiring Fund shares may only be purchased and sold through a broker at market prices. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the Fund’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.
Questions and Answers 4

Q.    When is the Reorganization expected to occur?

A.    PTAM is anticipating a Reorganization date on or around January 29, 2027. The Target Fund will publicly disclose updates on material developments throughout the process, including any timing delays related to the Reorganization.

Q.     Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.    No. Shareholders of the Target Fund will not pay any sales load, commission or other similar fee in connection with the receipt of Acquiring Fund shares from the Reorganization.

Q.    Who will pay the costs in connection with the Reorganization?

A.    PTAM will pay all expenses incurred in connection with the Reorganization.

Q.    Will the Reorganization result in any U.S. federal tax liability to me?

A.    The Reorganization is designed to be treated as a tax-free reorganization for U.S. federal income tax purposes. However, as part of the Reorganization, some shareholders may receive cash compensation for fractional shares of the Target Fund that they hold. The redemption of these fractional shares will likely be a taxable event.

Shareholders should consult their tax advisors about possible state, local, or foreign tax considerations with respect to the Reorganization, if any, because the information about tax consequences in this document relates to certain U.S. federal income tax consequences of the Reorganization only.

Q.    Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?

A.    Yes. You can purchase Target Fund shares in a brokerage account through a broker until January 26, 2027. Shares of the Target Fund are not available for purchase directly from U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund. You can redeem Target Fund shares until the day before the Reorganization occurs. That means your redemption order must be received before January 26, 2027. Any shares not redeemed before the date of the Reorganization, which we expect will be January 29, 2027, will be exchanged for shares of the Acquiring Fund.

Q.    Whom do I contact for further information?

A.    You can contact your financial advisor or other financial intermediary for further information. You also may contact PTAM at investorrelations@ptam.com.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT
QUESTIONS AND ANSWERS

This section is a continuation of the Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.
Questions and Answers 5

Q.    What do I need to do to prepare for the Reorganization?

A.    If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund.

If you hold your shares of the Target Fund in an account directly with the Target Fund’s transfer agent, or another financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to set up a brokerage account that allows investment in ETF shares. Additionally, shareholders who hold Target Fund shares through an IRA or other retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform may need to redeem their shares prior to the Reorganization, or your broker or intermediary may transfer your investment in the Target Fund to a different investment option prior to or at the time of the Reorganization.

Q.    Will my brokerage account permit me to receive Acquiring Fund shares in connection with the Reorganization?

A.    Please contact your broker or financial advisor if you have any questions about how your Target Fund shares will be treated before or after the Reorganization.

Q.    Will I be able to purchase additional shares of the Acquiring Fund in my brokerage account following the Reorganization?

A.    Certain brokers may restrict shareholders from purchasing additional Acquiring Fund shares for a period of time following the Reorganization. Please contact your broker for additional information.

Q.    What if I do not want to hold ETF shares?

A.    If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the Reorganization. The last day to redeem your shares of the Target Fund is January 26, 2027.

Questions and Answers 6

INFORMATION STATEMENT/PROSPECTUS

Dated November [...], 2026

Performance Trust Municipal Bond Fund

a series of Trust for Professional Managers
615 East Michigan Street
Milwaukee, Wisconsin 53202
(513) 520-5925

This Information Statement/Prospectus is being furnished to shareholders of the Performance Trust Municipal Bond Fund (referred to as the “Target Fund”), a series of Trust for Professional Managers (“TPM”), in connection with the reorganization of the Target Fund into the Performance Trust Municipal Bond ETF (referred to as “Acquiring Fund”), a newly-created shell series of TPM. The Target Fund and the Acquiring Fund may each be referred to individually as a “Fund” or together as the “Funds.”

The Board of Trustees (the “Board”) of TPM approved the Agreement and Plan of Reorganization (the “Plan”) under which:

1.the Target Fund, a series of TPM, will transfer all of its assets to the Acquiring Fund, a newly-created shell series of TPM, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

2.the shares of the Acquiring Fund will be distributed to the shareholders of the Target Fund according to their respective interests in such Target Fund; and

3.the Target Fund will be liquidated and dissolved (the “Reorganization”).

A copy of the Plan is provided in Exhibit A hereto.

The shares of the Acquiring Fund received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund at the closing date of the Reorganization. The Reorganization is expected to be effective on or about January 29, 2027.

The Board, including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), believes that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. Furthermore, the Board, including a majority of the Independent Trustees, believes that the Reorganization is in the best interests of the Acquiring Fund. For U.S. federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and their shareholders. For some shareholders, there could be a small payment for the redemption of fractional shares of the Target Fund, and that would be taxable for U.S. federal income tax purposes.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Target Fund is a series of TPM, a Delaware statutory trust created under the laws of the state of Delaware, which is registered with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”) as an
Information Statement / Prospectus 1

open-end management investment company. The Acquiring Fund is also a series of TPM. The Target Fund and the Acquiring Fund have identical investment objectives and investment restrictions and substantially similar investment strategies. The principal office of TPM is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Target Fund and the Acquiring Fund are managed by PT Asset Management, LLC (DBA: PTAM) (“PTAM”), located at 500 West Madison, Suite 500, Chicago, Illinois 60661.

Shares of the Acquiring Fund will be listed for trading on Cboe BZX Exchange, Inc.

There are a number of operational and other steps that must occur to implement the Reorganization for the Target Fund and its shareholders. One of those operational steps will be for the Target Fund to consolidate all of its classes into one. More information about these matters is set forth below. Importantly, shareholders must hold their Target Fund shares in a brokerage account eligible to hold ETF shares in order to receive Acquiring Fund shares.
Consolidation of Share Classes

The Target Fund will consolidate its share classes before the closing of the Reorganization. Prior to the closing of the Reorganization, all issued and outstanding Class A shares will be consolidated into Institutional Class shares (the “Share Class Consolidation”). Following the Share Class Consolidation, the Class A will be closed. The Board approved the Share Class Consolidation at the October 15, 2026 meeting. The Share Class Consolidation is not expected to trigger taxable events for federal income tax purposes.

Class A Shares. After the close of business on or about January 15, 2027, the Target Fund will consolidate the Class A shares into Institutional Class shares. Prior to this consolidation, shareholders of Class A shares may redeem or exchange their Target Fund shares as described in the Target Fund’s Prospectus until January 12, 2027. In the consolidation, each shareholder holding Class A shares of the Target Fund will receive Institutional Class shares of the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class A shares.

[Effective on or about [...], all Distribution and Service (Rule 12b-1) Fees will be voluntarily waived, and shareholders will be subject to a lower expense ratio as described below.]

Institutional Class Shares. Following the Share Class Consolidation, the Target Fund will have a single class of Institutional Class shares. Upon the closing of the Reorganization, expected on or about January 29, 2027, the Institutional Class shares will be converted into Acquiring Fund shares pursuant to the Agreement and Plan of Reorganization.

In preparation for the closing of the Reorganization, the last day to purchase shares of the Target Fund will be January 26, 2027. Redemption orders for Target Fund shares must be placed by January 26, 2027, or the Target Fund shares will be converted to Acquiring Fund shares. The Reorganization is expected to occur after the close of trading on January 29, 2027. The Acquiring Fund will be open for trading on February 1, 2027.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. A statement of additional information, dated [...], 2026, relating to this Information Statement/Prospectus and the proposed Reorganization, is incorporated herein by reference and legally deemed to be a part of this Information Statement/Prospectus. The statement of additional information is also available upon request and without charge by calling (toll free) 1-866-792-9606 or writing to the Fund at: PTAM c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252.

Additional information is available in the following materials:

•Prospectus dated December 29, 2025 for the Target Fund (“Target Fund Prospectus”), which is on file with the SEC (http://sec.gov) (File Nos. 333-62298 and 811-10401) (Accession No. 0000894189-25-017280);
Information Statement / Prospectus 2

•Statement of Additional Information dated December 29, 2025 for the Target Fund (“Target Fund SAI”), which is on file with the SEC (http://sec.gov) (File Nos. 333-62298 and 811-10401) (Accession No. 0000894189-25-017280);
•The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2026 (the “Target Fund Annual Report”) which is on file with the SEC (http://sec.gov) (File No. 811-10401) (Accession No. [...]).

Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual report is available. The Target Fund Prospectus and Target Fund SAI are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. The Statement of Additional Information to this Information Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Fund Prospectus, Target Fund SAI, and Target Fund Annual Report are available at https://www.ptam.com. The Target Fund Prospectus has previously been delivered to Target Fund shareholders.

The prospectuses, statements of additional information, and the most recent annual shareholder report listed above, have been filed with the SEC and are available, free of charge, by (i) calling PTAM (toll free) at 1-866-792-9606, (ii) accessing the documents at the Fund’s website at www.ptam.com, or (iii) writing to the Fund at: PTAM c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252. In addition, these documents may be obtained from the EDGAR database on the Commission’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov.

This Information Statement/Prospectus dated November [...], 2026, is expected to be mailed to shareholders of the Target Fund on or about [November 20, 2026].

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Information Statement / Prospectus 3

Information Statement / Prospectus 4

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A, the section titled “Additional Information About the Acquiring Fund” which is attached to this Information Statement/Prospectus as Exhibit B. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Fund.

What is happening to the Target Fund?

The Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through the reorganization of the Target Fund into the Acquiring Fund, a newly-created shell series of TPM, that has the same investment objective and substantially similar investment strategies as the Target Fund. As an ETF, the Acquiring Fund’s shares will be traded on Cboe BZX Exchange, Inc.. The transaction between the Target Fund and the Acquiring Fund is referred to in this Information Statement/Prospectus as a “Reorganization.” The Reorganization will be accomplished in accordance with the Plan.

How will the Reorganization work?

Under the Plan, all of the assets of the Target Fund will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund shares you held at the time of the Reorganization and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the closing date of the Reorganization, which is the specific date on which the Reorganization takes place. The closing date of the Reorganization is expected to occur after the close of business on or about January 29, 2027.

Why is the Reorganization happening and did the Board approve the Reorganization?

PT Asset Management, LLC (DBA: PTAM) (“PTAM”), the investment adviser to both the Target Fund and the Acquiring Fund, proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits, including with respect to the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Fund, the Acquiring Fund will operate with full portfolio holdings transparency. The Acquiring Fund’s portfolio holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring Fund’s portfolio holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring Fund is investing in at all times. By contrast, in a mutual fund, the fund’s portfolio holdings are only required to be disclosed quarterly.

The Acquiring Fund will pursue the same investment objective and substantially similar investment strategies as the Target Fund but in the ETF structure. PTAM will continue to serve as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. The management fee of the Acquiring Fund will be 0.39% of the average daily net assets of the Acquiring Fund, which will be lower than the current management fee of 0.40% of the average daily net assets of the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will
Information Statement / Prospectus 5

have a unitary fee structure under which the Acquiring Fund will pay a management fee to PTAM and PTAM will be responsible for paying operational expenses of the Fund. Currently, the Target Fund pays separate fees to PTAM for investment advisory services and to other service providers for operational expenses. The Board recognizes that as shareholders of an ETF after the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Fund shares that the shareholders did not experience as mutual fund shareholders. However, the Board believes that the benefits of the ETF structure outweigh these costs.

The Board, including all of the Independent Trustees, after careful consideration, has determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section titled “Information About the Reorganization – Reasons for the Reorganization.” Furthermore, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Acquiring Fund.

How will the Reorganization affect me?

If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned when the Reorganization happened. Shares of the Acquiring Fund will be transferred to your brokerage account. Shares of the Acquiring Fund are not issued in fractional shares, so for some shareholders, fractional shares of the Target Fund may be redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable for U.S. federal income tax purposes.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. A shareholder may pay brokerage or other charges determined by the shareholder’s financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms, and incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV.

Who will bear the costs associated with the Reorganization?

PTAM will bear all costs incurred in connection with the Reorganization.

What are the U.S. federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Godfrey & Kahn, S.C. (“Godfrey & Kahn”), legal counsel to TPM, to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund or the Acquiring Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a shareholder in lieu of fractional shares, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state, local or foreign tax consequences. For more
Information Statement / Prospectus 6

information about the tax consequences of the Reorganization, please see the section “Information About the Plan—What are the tax consequences of the Reorganization?”.

How do the Fund’s investment objectives, investment strategies, and investment policies compare?

The following summarizes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in the prospectus and SAI of the Target Fund, which are on file with the SEC and under “Exhibit B – Additional Information About the Acquiring Fund” in this Information Statement/Prospectus, which are on file with the SEC. The prospectus and SAI of the Target Fund are also incorporated herein by reference. The Target Fund prospectus has previously been delivered to Target Fund shareholders.

The Target Fund and the Acquiring Fund have an identical investment objective, which is to seek to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. Each Fund’s investment objective is non-fundamental and may be changed by the sole action of the Board, without shareholder approval. Each Fund employs substantially similar principal investment strategies in seeking to achieve their respective investment objectives.

Each of the Target Fund and the Acquiring Fund pursue their investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in investment-grade quality municipal bonds and other municipal securities (collectively, “municipal securities”) that pay interest that is exempt from regular federal income tax. Each Fund may invest up to 20% of its net assets in below investment-grade municipal securities as well as up to 20% of its net assets in securities that produce income subject to federal income tax. Each Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or entities in which the interest is paid solely from revenues of similar projects. In addition, each of the Target Fund and the Acquiring Fund may invest up to 20% of its net assets in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”).

Each of the Target Fund and the Acquiring Fund invests in municipal securities issued by or on behalf of states and local governmental authorities throughout the United States and its territories that pay interest that is exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (“AMT”) for a noncorporate shareholder.

Investment-grade municipal securities include securities rated “investment grade” (e.g., BBB/Baa or higher) at the time of purchase by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, judged by PTAM to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk” bonds.

In identifying investments for each of the Target Fund and the Acquiring Fund, PTAM utilizes a value-oriented strategy looking for higher-yielding and undervalued municipal securities that offer above-average total return. Each Fund’s investment process begins with a top-down review of portfolio duration and yield curve positioning as well as industry, sector and credit quality. PTAM makes a forward projection of an individual investment’s total return characteristics over a variety of economic and interest rate scenarios, yield curve shifts and time horizons. PTAM may choose to sell an investment with deteriorating credit quality or limited upside potential compared to other available investments in the market.
The only differences between the principal investment strategies for the Target Fund and the Acquiring Fund are the dollar-weighted average portfolio effective maturity for the Target Fund will normally be more than 10 years but less than 22 years and the dollar-weighted average portfolio effective maturity of the Acquiring Fund will normally be more than 5 years but less than 22 years. Further, the average duration for the Target Fund will be more than 5 but less than 11 and the average duration for the Acquiring Fund will be more than 4 but less than 11.
Information Statement / Prospectus 7

Investment Policies and Restrictions

The Target Fund and the Acquiring Fund have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. The Target Fund’s fundamental investment restrictions are listed in the Target Fund’s SAI dated December 29, 2025, which is incorporated by reference into the statement of additional information relating to this Information Statement/Prospectus, and is available upon request. For further information please see “Additional Information About the Acquiring Fund and the Target Fund - How do the fundamental investment policies of the Funds compare?”.

What are the principal risks of an investment in the Funds?

An investment in the Target Fund or the Acquiring Fund involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment objectives. You may lose money if you invest in the Funds. The risks associated with an investment in the Target Fund and the Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF.

For further information about the risks of investments in the Funds, see “Additional Information About the Acquiring Fund and the Target Fund - Comparison of the Fund’s Principal Risks” below.

How will the Reorganization affect my fees and expenses?

The management fee of the Acquiring Fund will be 0.39% of the average daily net assets of the Fund, which is lower than the current management fee of 0.40% of the average daily net assets of the Target Fund. In addition, the Acquiring Fund is expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which the Acquiring Fund will pay a management fee to PTAM and PTAM will be responsible for paying all expenses of the Acquiring Fund except interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to PTAM. Currently, the Target Fund pays separate fees to PTAM for investment advisory services and to other service providers for operational expenses. A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “Comparison of Some Important Features of the Funds - What are the fees and expenses of the Funds and what might they be after the Reorganization?”.

What are the distribution arrangements for the Funds?

The principal underwriter and distributor to the Target Fund and the Acquiring Fund is ALPS Distributors, Inc. (“ALPS”), located at 1290 Broadway, Suite 1000, Denver, CO 80203. ALPS is a broker-dealer registered with the SEC. For the Target Fund, ALPS provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Target Fund’s shares is continuous. For the Acquiring Fund, the Distributor distributes Creation Units on an agency basis and does not maintain a secondary market in Shares.

What are the Fund’s arrangements for purchases, exchanges and redemptions?

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares. You may refer to Exhibit B of this Information Statement/Prospectus, under the section titled “How to Buy & Sell Shares” for the procedures applicable to purchases and sales of the shares of the Acquiring Fund, which are also summarized below. The Target Fund Prospectus provides information under the sections titled “Shareholder Information - How to Purchase Shares” and “Shareholder Information - How to Redeem Shares” with respect to the procedures applicable to purchases and sales of the shares of the Target Fund, which are also summarized below.

Information Statement / Prospectus 8

Shares of the Target Fund are available for purchase in a brokerage account through a broker. Shares of the Target Fund are not available for purchase directly from U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund. Shareholders of the Target Fund may purchase or sell (redeem) shares of the Target Fund on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business by contacting their financial intermediary regarding purchase and redemption procedures.

The purchase price of a share of the Target Fund is its NAV per share. The NAV per share of the Target Fund is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) on each day the NYSE is open. Shares of the Target Fund will be priced at the public offering price, which is the NAV of the shares next determined after receipt of the investor’s order. The Target Fund reserves the right to reject any initial or subsequent investment request.

Unlike the Target Fund, individual shares of the Acquiring Fund are not purchased or sold at NAV. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor, ALPS, in large aggregated blocks known as “Creation Units.” The Acquiring Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Acquiring Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares of the Acquiring Fund are listed on the Cboe BZX Exchange, Inc., and individual Shares may only be purchased and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of the Acquiring Fund can be bought and sold during the day like shares of other publicly traded companies When buying or selling shares of the Acquiring Fund through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Acquiring Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if the Acquiring Fund has a lot of trading volume and market liquidity and higher if the Acquiring Fund has little trading volume and market liquidity.

The Target Fund allows for a shareholder to exchange all or a portion of its investment from the Target Fund to the same share class of another mutual fund in an identically registered account. Any new account established through an exchange will be subject to the minimum investment requirements unless the account qualifies for a waiver of the initial investment requirement. Exchanges of mutual funds are executed on the basis of the relative NAV of the shares exchanged. An exchange of a mutual fund is considered to be a sale of shares for U.S. federal income tax purposes which may result in a realized taxable gain or loss to the shareholder. The Acquiring Fund does not permit exchanges of shares of the Fund for shares of another fund.

Comparison of the Funds’ Principal Risks

The principal risks associated with an investment in the Target Fund and the Acquiring Fund are identical, except that the Acquiring Fund is subject to certain principal risks unique to operating as an ETF. The principal risks for the Target Fund and Acquiring Fund are identified below, followed by a description of each risk.

Description of Principal Risks (Both Funds)

Management Risk. The Fund is actively managed by the Adviser. There is a risk that an actively managed fund may produce sub-par returns compared to a benchmark index. Strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

Information Statement / Prospectus 9

Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Municipal Securities Risks. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Because the Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund.

Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a financial guarantor that offers insurance coverage for a specific kind of insurable risk, such as municipal bond insurance policies). If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.

Municipal securities may decrease in value during times when federal income tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are a noncorporate shareholder subject to the AMT, you may have to pay federal tax on a portion of your distributions from tax-exempt income. If this is the case, the Fund’s net after-tax return to you may be lower.

Credit Risk. An issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

Fixed-Income Securities Risks. Fixed-income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. An issuer may not make timely payments of principal and interest. An issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Fixed-Income Securities Risk. High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade by a NRSRO. Junk bonds are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Junk bonds are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Information Statement / Prospectus 10

Other Investment Companies Risk. The Fund may invest in shares of other investment companies, including closed-end mutual funds and ETFs. The risk of owning other investment companies, including other ETFs, generally reflects the risks of owning underlying investments the other investment company holds. Your cost of investing in the Fund may be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the ETFs or underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

U.S. Government Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by government-sponsored entities, such as the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or the instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship by the U.S. Treasury until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities may default on a financial obligation. Additionally, if the Fannie Mae and Freddie Mac conservatorship is terminated, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

Liquidity Risk. Trading opportunities are more limited for fixed-income securities, including MBS, that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Accordingly, there may be no willing buyer of the Fund’s securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

Interest Rate Risk. Securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.

Valuation Risk. The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made under the Adviser’s fair value pricing procedures may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and may vary depending on the information that is available.

Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Description of Principal Risks (Acquiring Fund Only)

Additionally, the Acquiring Fund is subject to the following principal risk that the Target Fund is not subject to:

ETF Risk. The Acquiring Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
Information Statement / Prospectus 11

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to an increase in the bid/ask spread for the Shares or the Shares trading at a price that is higher or lower than the Fund’s NAV.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Target Fund’s Institutional Class shares for the fiscal year ended August 31, 2026 and the anticipated expenses of the Acquiring Fund during its first year of operation. Class A shares of the Target Fund are anticipated to convert into Institutional Class shares of the Target Fund prior to the Reorganization. The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of [...]. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund shares from the Reorganization.

Information Statement / Prospectus 12

Shareholder Fees (fees paid directly from your investment)	Target Fund Performance Trust Municipal Bond Fund (Institutional Class)	Acquiring Fund	Pro Forma—Acquiring Fund after Reorganization
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Annual Fund Operating Expenses for the Target Fund and the Acquiring Fund (expenses deducted from Fund assets)

	Target Fund (Performance Trust Municipal Bond Fund) (Institutional Class)	Acquiring Fund (Performance Trust Municipal Bond ETF)	Pro Forma—Acquiring Fund after Reorganization
Management Fee	0.40%	0.39%*	0.39%*
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	[...]%	0.00%**	0.00%**
Total Annual Fund Operating Expenses	[...]%	0.39%	0.39%
*     The Acquiring Fund will have a unitary fee structure under which PTAM will pay the operating expenses of the Fund and the Fund will pay management fees to PTAM.
**    Other Expenses are estimated.

Target Fund Operating Expense Limitation Agreement

Under the terms of an operating expense limitation agreement entered into by TPM, on behalf of the Target Fund, and PTAM, PTAM has contractually agreed to waive its management fees and/or reimburse expenses of the Target Fund to ensure that Total Annual Fund Operating Expenses (excluding certain excluded expenses) do not exceed 0.55% of the Target Fund’s average daily net assets, through at least December 29, 2027. To the extent the Target Fund incurs certain excluded expenses, Total Annual Fund Operating Expenses will be greater than 0.55%. The operating expense limitation agreement may be terminated only by, or with the consent of, the Board.

The liabilities of the Target Fund to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between TPM, on behalf of the Target Fund, and PTAM (including any potential recoupment by PTAM of any fees or expenses of the Target Fund previously waived or reimbursed). Due to the unitary fee structure of the Acquiring Fund, PTAM has not entered into an operating expense limitation agreement with TPM, on behalf of the Acquiring Fund.

Expense Examples

This Example is meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Target Fund.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same (taking into account the Target Fund’s contractual expense limitation agreement in place for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs whether you redeem or hold your shares would be:

Information Statement / Prospectus 13

	1 Year	3 Years	5 Years	10 Years
Target Fund - Performance Trust Municipal Bond Fund - Institutional Class	$49	$154	$269	$604
Acquiring Fund - Performance Trust Municipal Bond ETF	$[...]	$[...]	$[...]	$[...]
Pro Forma—Acquiring Fund after Reorganization	$[...]	$[...]	$[...]	$[...]

Portfolio Turnover

The Target Fund and the Acquiring Fund each pay transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. During the most recent fiscal year ended August 31, 2026, the Target Fund’s portfolio turnover rate was [...]% of the average value of its portfolio.
COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-created “shell” fund that has not yet commenced operations, and therefore, has no performance history predating the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will remain the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund (even after the Target Fund’s liquidation).

The historical performance of the Target Fund, as it is to be adopted by the Acquiring Fund, is shown below and will be included in the Acquiring Fund’s Prospectus. The performance information below demonstrates the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for the one-year, five-year, ten-year and since inception periods compare with those of a broad measure of market performance. Remember, the Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund or Acquired Fund will perform in the future.

Calendar Year Total Return as of December 31
Institutional Class Shares

The Fund’s calendar year-to-date return for Institutional Class shares as of September 30, 2026 was -3.61%. During the period shown in the bar chart, the best performance for a quarter for the Fund’s Institutional Class shares was
Information Statement / Prospectus 14

10.68% (for the quarter ended December 31, 2023). The worst performance for a quarter for the Fund’s Institutional Class shares was -7.26% (for the quarter ended March 31, 2022).

Average Annual Total Returns For the Periods Ended December 31, 2025
Institutional Class Shares	One Year	Five Year	Ten Year	Since Inception (6/30/2011)
Return Before Taxes	4.03%	0.65%	2.59%	4.05%
Return After Taxes on Distributions	3.85%	0.47%	2.45%	3.92%
Return After Taxes on Distributions and Sale of Fund Shares	3.88%	1.04%	2.54%	3.80%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%	3.14%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

For a period of time following the Target Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance. As Target Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of the Target Fund and the Acquiring Fund are identical and set forth below. Each Fund’s fundamental policies may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Each Fund may not:

1.issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third (33 1/3%) of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;
2.underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act); or
3.purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions
Information Statement / Prospectus 15

involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;
5.make loans of money (except for the lending of its portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);
6.with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer; with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or
7.invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to the Fund’s investments in (a) municipal securities, excluding industrial development bonds; or (b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies(1).

In addition to the Fundamental Investment Restrictions listed above, the Fund may not:

8.make any changes to its policy of investing at least 80% of the Fund’s net assets in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax.

(1)    For purposes of complying with this restriction, municipal securities where payment of principal and interest are primarily derived from the assets and revenues of non-governmental entities are excluded from the definition of municipal securities. In determining its compliance with the fundamental investment restriction on concentration, the Fund will consider the underlying holdings, where easily determined, of investment companies in which the Fund is invested.

What are the Funds’ dividend payment policies and pricing arrangements?

Each Fund intends to make distributions of net investment income and net capital gain, if any, at least monthly. Each Fund will declare and pay net investment income and net capital gain distributions in cash.

The way that dividends are received differs between the Target Fund and Acquiring Fund. Shareholders of the Target Fund automatically receive all net investment income distributions and capital gains distributions in additional shares of the Target Fund at NAV, unless a shareholder chooses to either (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. Shareholders of the Acquiring Fund will receive all net investment income distributions and capital gains distributions in cash, unless a shareholder’s broker provides an option for the reinvestment of dividends.

The Target Fund generally intends to make tax-exempt distributions to shareholders from interest earned on qualifying municipal securities. To make such distributions for a taxable year, at least 50% of the aggregate value of the Target Fund’s assets at the close of each quarter of that year must consist of qualified municipal obligations. The Target Fund may, however, earn income that is not exempt from regular U.S. federal income tax, and a portion of its distributions may therefore be taxable. Tax-exempt distributions also may be subject to state and local income taxes, and non- corporate shareholders subject to the alternative minimum tax may owe U.S. federal income tax on a portion of such distributions.

The Target Fund and Acquiring Fund have substantially the same procedures for calculating their share prices. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. The Board has adopted identical policies and procedures for valuing the Funds’ portfolio assets. The Funds’ investments are valued at their current market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board.
Information Statement / Prospectus 16

For more information about the Acquiring Fund pricing procedures, you may refer to “Exhibit B - Additional Information About the Acquiring Fund” in this Information Statement/Prospectus, under the section titled “Determination of Net Asset Value.”

Who manages the Funds?

The Investment Adviser

PT Asset Management, LLC (DBA: PTAM), an Illinois limited liability company located at 500 West Madison, Suite 500, Chicago, Illinois 60661 has entered into an advisory agreement with the Trust on behalf of each of the Target Fund and the Acquiring Fund (each, an “Advisory Agreement”). Founded in 1994, PTAM is an asset manager focused on managing fixed-income portfolios. PTAM currently manages the Target Fund, mutual funds, an exchange-traded fund and separately managed accounts, but has also managed other pooled investment vehicles focused on securitized products. PTAM is an SEC-registered investment adviser, and as of August 31, 2026, had approximately $11.6 billion in assets under management.

Subject to the overall supervision of the Board, PTAM manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Advisory Agreement. Other than the unitary fee structure, there are no material differences between the Advisory Agreement of the Target Fund and the Acquiring Fund.

The Portfolio Managers
The Target Fund and the Acquiring Fund have the same portfolio managers. Mr. G. Michael Plaiss and Mr. Mark Peiler are each a portfolio manager of the Funds and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

G. Michael Plaiss, CFA®
Mr. Plaiss serves as a member of PTAM’s portfolio management team, and is co-portfolio manager of the PTAM’s certain pooled investment vehicles and separately managed accounts. He brings over fifteen years of experience managing institutional fixed-income strategies. His responsibilities include portfolio construction, security selection, portfolio attribution, modeling RMBS and municipal bond cash flows, and risk management. Prior to joining the PTAM in May 2009, Mr. Plaiss managed fixed-income portfolios for banks and insurance companies, including at The Private Bank from 2002 to 2004 and at Strategic Capital Bank from 2004 to 2009. Before that, he spent five years with Kentucky Farm Bureau, Kentucky’s largest property and casualty insurance provider, where he managed more than $700 million in municipal and corporate bonds, mortgage-backed securities, and other structured credit portfolios. Earlier in his career, Mr. Plaiss held positions at multiple banking institutions where he also managed diverse structured credit portfolios. Mr. Plaiss graduated from Indiana University, Bloomington with a Bachelor of Arts degree in Economics, and is a CFA® charterholder.

Mark Peiler, CFA®
Mr. Peiler serves as a member of PTAM’s portfolio management team. His responsibilities include portfolio construction, security selection and risk management of municipal bonds. Prior to joining the PTAM in February 2022, Mr. Peiler was the Chief Investment Officer at BNC National Bank for over 23 years from 1998 to 2022. At BNC National Bank, he applied Shape Management to the management of its portfolio of municipal, mortgage-backed, and other structured fixed-income securities. Mr. Peiler also managed portfolios for clients of its Wealth Management Division, and prior to leaving BNC National Bank, he was named the Interim Chief Financial Officer. Mr. Peiler received a Bachelor of Business Administration majoring in Banking and Financial Economics from the University of North Dakota, and is a CFA® charterholder. Mr. Peiler served on the CFA Society Minnesota board from 2010 through 2021, and was its President from 2017 through 2019.

CFA® is a registered trademark owned by the CFA Institute.

Information Statement / Prospectus 17

INFORMATION ABOUT THE REORGANIZATION

Consolidation of Share Classes
In order to implement the Reorganization, the Target Fund will consolidate its share classes before the closing of the Reorganization. Prior to the closing of the Reorganization, all issued and outstanding Class A shares will be consolidated into Institutional Class shares (the “Share Class Consolidation”). Following the Share Class Consolidation, the Class A will be closed. The Board approved the Share Class Consolidation pursuant to a Plan of Conversion, at the October 15, 2026 meeting. The Share Class Consolidation is not expected to trigger taxable events for federal income tax purposes.

Class A Shares. After the close of business on or about January 15, 2027, the Target Fund will consolidate the Class A shares into Institutional Class shares. Prior to this consolidation, shareholders of Class A shares may redeem or exchange their Target Fund shares as described in the Target Fund’s Prospectus up to January 12, 2027. In the consolidation, each shareholder holding Class A shares of the Target Fund will receive Institutional Class shares of the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class A shares.

[Effective on or about [...], all Distribution and Service (Rule 12b-1) Fees will be voluntarily waived, and shareholders will be subject to a lower expense ratio as described below.]

Institutional Class Shares. Following the Share Class Consolidation, the Target Fund will have a single class of Institutional Class shares. Prior to this Reorganization, shareholders of Institutional Class shares may redeem or exchange their Target Fund shares as described in the Target Fund’s Prospectus until January 26, 2027. Upon the closing of the Reorganization, expected on or about January 29, 2027, the Institutional Class shares will be converted into Acquiring Fund shares pursuant to the Agreement and Plan of Reorganization.

Reasons for the Reorganization

PTAM proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits including lower net expenses for shareholders, intraday trading flexibility, daily portfolio transparency and expanded asset-gathering potential. Further advantages include tax efficiency with respect to the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

The Acquiring Fund will pursue the same investment objective and substantially similar investment strategies as the Target Fund but have the risks and benefits of operating in the ETF structure. PTAM will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, the Acquiring Fund will have a lower management fee than the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund under its unitary fee structure.

The Board considered the Reorganization and approved the Plan with respect to the Target Fund. In considering the Plan, the Board requested and received detailed information from PTAM regarding the Reorganization, including: (1) the specific terms of the Plan; (2) the investment objectives, investment strategies, and investment policies of the Target Fund and the Acquiring Fund; (3) comparative data analyzing the fees and expenses of the Funds; (4) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management, financial position, and business of PTAM and its affiliates; and (6) the impact of the Reorganization on the Target Fund and its shareholders.

With respect to the information listed above, the Board considered that, among other information: (1) the Reorganization was designed to be a tax-free reorganization and the shares of the Acquiring Fund that would be
Information Statement / Prospectus 18

received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund as of the closing date of the Reorganization; (2) the investment objectives and fundamental investment policies of the Target Fund and the Acquiring Fund are identical and the investment strategies are substantially similar; (3) the management fee of the Acquiring Fund is lower than the management fee of the Target Fund, and the Acquiring Fund is expected to experience lower overall expenses as compared to the Target Fund under its unitary fee structure; (4) the plans for the ongoing management, distribution, and operation of the Acquiring Fund as an ETF will benefit tax conscious shareholders; and (5) PTAM is the adviser of both the Target Fund and Acquiring Fund and the terms of the investment advisory agreements are materially the same other than with respect to the investment advisory fees. The Board also considered that the Reorganization met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Target Fund or Acquiring Fund.

In approving the Reorganization with respect to the Target Fund, the Board, including all of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders, and (ii) the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Board, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. These considerations included the following:

•The same investment adviser and portfolio managers that currently manage the Target Fund are expected to manage the Acquiring Fund following the closing of the Reorganization;

•The management fee of the Acquiring Fund is lower than the management fee of the Target Fund, and the Acquiring Fund is expected to experience lower overall expenses as compared to the Target Fund under its unitary fee structure;

•Other than with respect to the management fee, there are no material differences in the contractual terms of the investment advisory agreement between PTAM and the Trust, on behalf of the Target Fund, as compared to the investment advisory agreement between PTAM and the Trust, on behalf of the Acquiring Fund, and PTAM does not anticipate that the Reorganization will result in any decline in the level of services from the level of services that historically have been provided to the Target Fund;

•The investment objectives and fundamental investment policies of the Target Fund and the Acquiring Fund are identical and the investment strategies are substantially similar;

•PTAM will bear all costs incurred in connection with the Reorganization;

•The ETF structure of the Acquiring Fund may provide benefits, including efficiencies with respect to the management of capital gains distributions;

•A vote of shareholders of the Target Fund is not required under TPM’s governing documents or the 1940 Act;

•Except with respect to any cash payment received in lieu of fractional shares, the Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Target Fund;

•The Acquiring Fund does not issue fractional shares so for some shareholders, fractional shares of the Target Fund will be redeemed at NAV immediately prior to the Reorganization and result in a small cash payment, which will be taxable for U.S. federal income tax purposes;

•Shareholders of the Target Fund may redeem their shares of the Target Fund prior to the Reorganization if the shareholders do not wish to hold shares of an ETF; and

Information Statement / Prospectus 19

•Possible alternatives to the Reorganization (such as continuing to operate the Target Fund as a mutual fund series of TPM).

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that completing the Reorganization is in the best interests of the Target Fund and its shareholders and that no dilution of value would result to the shareholders of the Target Fund from the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A to this Information Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be carried out?

The Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. TPM will determine a specific date, called the “closing date,” on which the Reorganization will take place. Under the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund effective on the closing date, which is scheduled to occur after the close of trading on January 29, 2027, but which may occur on an earlier or later date as TPM may determine. In exchange, TPM will issue shares of the Acquiring Fund that have an aggregate NAV equal to the dollar value of the assets delivered to the Acquiring Fund by the Target Fund and the Acquiring Fund will assume all of the liabilities of the Target Fund. TPM will distribute the Acquiring Fund shares it receives to the shareholders of the Target Fund. Each shareholder of the Target Fund will receive a number of Acquiring Fund shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (and cash in lieu of fractional shares, if any). As soon as reasonably practicable after the transfer of its assets, the Target Fund will then terminate its existence as a separate series of TPM.

The parties may agree to amend the Plan to the extent permitted by law. The Plan may be terminated or abandoned by TPM at any time before the Reorganization. TPM, on behalf of the Target Fund or the Acquiring Fund, may terminate the Plan prior to the Reorganization if there has been a material breach of the Plan, if a condition to closing has not been met or if the Board determines that proceeding with the Plan is not in the best interests of the Target Fund or the Acquiring Fund.

TPM has made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or the Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that TPM shall have received a tax opinion as described below that the consummation of the Reorganization will not result in the recognition of gain or loss for U.S. federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders, except to the extent of any cash payments received by a shareholder in lieu of fractional shares. The receipt of a tax opinion is a condition of the Reorganization that cannot be waived.

Although shareholder approval of the Reorganization is not required and PTAM does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund series of TPM.

Who will pay the costs of the Reorganization?

PTAM will bear all costs incurred in connection with the Reorganization. These costs and expenses include professional fees, charges by service providers, costs related to the printing and mailing of the Information Statement/Prospectus, and applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

Information Statement / Prospectus 20

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganization, Godfrey & Kahn will deliver an opinion (“Tax Opinion”) to TPM to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and the Acquiring Fund) and the existing U.S. federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for U.S. federal income tax purposes:

•The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to the reorganization” (within the meaning of Section 368(b) of the Code);

•Neither Fund will recognize any gain or loss as a direct result of the Reorganization;

•The Target Fund shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares, except with respect to cash received in lieu of fractional shares, if any;

•The aggregate tax basis in Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization; and

•The Acquiring Fund’s tax basis in the assets transferred by the Target Fund to the Acquiring Fund will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Reorganization.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on (1) contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof) due to the occurrence of an event other than the Reorganization if otherwise applicable, (5) upon termination of a position, (6) upon the redemption of fractional shares of the Target Fund prior to the Reorganization or (7) upon any redemption of shares of the Target Fund, whether or not in connection with the Reorganization. Neither of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus
Information Statement / Prospectus 21

was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it received and the amount of cash it received in lieu of fractional shares (if any).

The tax year of the Target Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for U.S. federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the Acquiring Fund. Capital losses of a Fund arising in taxable years beginning after December 22, 2010 may be carried forward by non-corporate taxpayers indefinitely to offset future capital gains. As of August 31, 2026, the Fund had capital loss carryforwards of $[...].

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization. Thus, the reorganization of the Target Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Target Fund and the Acquiring Fund are each series of TPM. TPM is an open-end, registered management investment company and was organized as a Delaware statutory trust on May 29, 2001. TPM is a Delaware statutory trust (a “DST”) organized under the Delaware Statutory Trust Act (the “Delaware Act”). TPM’s operations are governed by its Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws (the “By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees. Because both the Target Fund and the Acquiring Fund are series of TPM, there are no material differences between the rights of shareholders of the Target Fund and shareholders of the Acquiring Fund.

Following the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund they hold. The Acquiring Fund shares will be credited to the Target Fund shareholder’s brokerage account and the shares of the Target Fund will be cancelled.

Information Statement / Prospectus 22

What are the capitalizations of the Funds?

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of September 30, 2026, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs.

	Performance Trust Municipal Bond Fund - Institutional Class (Target Fund)	Performance Trust Municipal Bond Fund - Class A (Target Fund)	Performance Trust Municipal Bond ETF (Acquiring Fund)	Pro Forma Adjustments	Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets	$699,090,112	$11,649,963	$710,740,076	$—	$710,740,076
Total shares outstanding	$32,789,763	$544,949	$33,334,712	$—	$33,334,712
Net asset value per share	$21.32	$21.38	$21.32	$—	$21.32
The information in the capitalization table above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
AND THE TARGET FUND

Where can I find more financial and performance information about the Funds?

More information about the Target Fund and the Acquiring Fund is included in: (i) the Target Fund Prospectus; (ii) Target Fund SAI; (iii) Target Fund Annual Report; and (iv) the Statement of Additional Information dated [...], 2026, relating to this Information Statement/Prospectus, which is incorporated by reference herein.

You may request free copies of the Target Fund Prospectus and Target Fund SAI (including any supplement thereto), by calling (toll free) at 1-866-792-9606, by accessing the documents at www.ptam.com, or by writing to PTAM c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252. You may request free copies of the Acquiring Fund Prospectus, Statement of Additional Information, and the Statement of Additional Information relating to this Information Statement/Prospectus, by calling (toll free) at 1-866-792-9606, or by writing to PTAM c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252.

The Funds also file proxy materials, information statements, reports, and other information with the Commission in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the Commission’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date of this Information Statement/Prospectus, the Acquiring Fund was not operational and, therefore, had no shareholders. As of [...], the officers and Trustees of TPM, as a group, owned or controlled less than 1% of
Information Statement / Prospectus 23

the outstanding shares of the Target Fund. As of [...], the following shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the Target Fund:

Target Fund - Performance Trust Municipal Bond Fund (Institutional Class Shares)

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
[...]	[...]%	[...]	[...]	[...]

Target Fund - Performance Trust Municipal Bond Fund (Class A Shares)*

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
[...]	[...]%	[...]	[...]	[...]

* As discussed herein, Class A shares of the Target Fund will be converting to Institutional Class shares of the Target Fund effective on or about January 15, 2027. For more information, please see the supplement to the Fund’s Summary Prospectus, Prospectus and SAI dated October 16, 2026.

ADDITIONAL INFORMATION

Interest of Certain Persons in the Reorganization. PTAM may be deemed to have an interest in the Reorganization because it will continue to provide advisory services to the Acquiring Fund and will receive compensation for such services.

Fund Administrator, Transfer Agent and Fund Accountant. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the accounting and administration services, dividend disbursing, and transfer agent for the Target Fund and the Acquiring Fund.

Custodian. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian of the Target Fund and the Acquiring Fund’s investments.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 875 E. Wisconsin Avenue, Suite 210, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm to the Target Fund and the Acquiring Fund.

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Target Fund will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call the transfer agent (toll free) at 1-866-792-9606 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

Information Statement / Prospectus 24

The Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the Financial Highlights, of the Target Fund following the Reorganization. The Financial Highlights information for the Target Fund is presented below as it will be adopted by the Acquiring Fund following the Reorganization.

The financial highlights tables below show the Target Fund’s audited financial highlights for the fiscal years ended August 31, 2022, 2023, 2024, 2025 and 2026. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Target Fund (assuming you reinvested all distributions).This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Target Fund, whose report, along with the Target Fund’s financial statements, are included in the Target Fund Annual Report, which is available free of charge upon request.

PERFORMANCE TRUST MUNICIPAL BOND FUND
Institutional Class Shares

	Year Ended August 31,
	2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of period		$23.16	$22.05	$22.65	$25.94

INVESTMENT OPERATIONS:
Net investment income(a)		0.87	0.86	0.82	0.50
Net realized and unrealized gain (loss) on investments(b)		(1.18)	1.12	(0.62)	(3.31)
Total from investment operations		(0.31)	1.98	0.20	(2.81)

LESS DISTRIBUTIONS FROM:
Net investment income		(0.87)	(0.87)	(0.80)	(0.48)
Net realized gains		—	—	—	—
Return of capital		—	—	—	—
Total distributions		(0.87)	(0.87)	(0.80)	(0.48)

Net asset value, end of period		$21.98	$23.16	$22.05	$22.65

Total Return(c)		-1.34%	9.14%	0.88%	-10.96%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)		$622,880	$706,807	$588,234	$670,095
Ratio of expenses to average net assets:
Before expense reimbursements/recoupments		0.48%	0.50%	0.49%	0.48%
After expense reimbursements/ recoupments(d)		0.48%	0.50%	0.49%	0.48%
Ratio of net investment income (loss) to average net assets(d)		3.86%	3.81%	3.65%	2.02%
Portfolio turnover rate(c)		62%	60%	68%	82%
Information Statement / Prospectus 25

(a)    Net investment income per share has been calculated based on average shares outstanding during the periods.
(b)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)    Not annualized for periods less than one year.
(d)    Annualized for periods less than one year.

Information Statement / Prospectus 26

PERFORMANCE TRUST MUNICIPAL BOND FUND
Class A Shares

	Year Ended August 31,
	2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of period		$23.18	$22.07	$22.67	$25.96

INVESTMENT OPERATIONS:
Net investment income(a)		0.81	0.80	0.76	0.44
Net realized and unrealized gain (loss) on investments(b)		(1.17)	1.11	(0.62)	(3.31)
Total from investment operations		(0.36)	1.91	0.14	(2.87)

LESS DISTRIBUTIONS FROM:
Net investment income		(0.78)	(0.80)	(0.74)	(0.42)
Net realized gains		—	—	—	—
Return of capital		—	—	—	—
Total distributions		(0.78)	(0.80)	(0.74)	(0.42)

Net asset value, end of year		$22.04	$23.18	$22.07	$22.67

Total return(c)		-1.56%	8.84%	0.62%	-11.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)		$15,602	$19,950	$34,611	$45,843
Ratio of expenses to average net assets:
Before expense reimbursements/recoupments(d)		0.73%	0.74%	0.74%	0.73%
After expense reimbursements/recoupments(d)		0.73%	0.74%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets(d)		3.60%	3.56%	3.39%	1.78%
Portfolio turnover rate		62%	60%	68%	82%
(a)    Net investment income per share has been calculated based on average shares outstanding during the periods.
(b)    Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)    Not annualized for periods less than one year.
(d)    Annualized for periods less than one year.

Information Statement / Prospectus 27

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [...] day of [...], 2026, by and between Trust for Professional Managers (“TPM”), a Delaware statutory trust, on behalf of the Performance Trust Municipal Bond Fund (the “Target Fund”), a separate series of TPM , and TPM, on behalf of the Performance Trust Municipal Bond ETF (the “Acquiring Fund”), a separate newly-created shell series of TPM . PT Asset Management, LLC (DBA: PTAM) (“PTAM”), the investment adviser to the Target Fund and the Acquiring Fund (“PTAM”), joins this Agreement solely for purposes of Section 5.01, Section 8.04, Article IX and Section 10.02 hereof.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter a transaction upon the terms and conditions set forth in this Agreement which will consist of: (i) the transfer of the Assets (as defined in Section 1.02) of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Liabilities (as defined in Section 1.03) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Liabilities; (ii) the pro rata distribution, on or as soon as practicable after the Closing Date (as defined in Section 3.01), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund; all upon the terms and conditions as set forth in this Agreement (such transaction, the “Reorganization”);

WHEREAS, the parties intend (i) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that for United States federal income tax purposes the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Treasury Regulations promulgated thereunder;

WHEREAS, the Target Fund and the Acquiring Fund are each separate series of TPM, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is a newly-created series of TPM organized for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and to continue the business operations of the Target Fund;

WHEREAS, the Acquiring Fund is, and will be at the time of Closing (as defined in Section 1.01), a shell series of TPM, without assets (other than nominal seed capital) or liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund expects to qualify as a “regulated investment company” under Subchapter M of the Code; and

WHEREAS, the Board of Trustees of TPM (the “Board”), including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

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NOW, THEREFORE, in consideration of the mutual promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

Article I. REORGANIZATION

Section 1.01 THE EXCHANGE.
Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the Assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund the number of Acquiring Fund Shares determined by dividing: (A) the aggregate value of the Target Fund’s Assets, as defined below, net of the Target Fund Liabilities, computed in the manner and as of the time and date set forth in Section 2.01, by (B) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in Section 2.02; and (ii) assume the Target Fund Liabilities described in Section 1.03. Such transactions shall take place at the closing (the “Closing”) provided for in Section 3.01. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund’s shares owned by the Target Fund Shareholders (as defined in Section 1.04) on the Valuation Time (as defined in Section 2.01) (following the redemption of fractional shares pursuant to Section 5.13). The Target Fund and the Acquiring Fund agree that any payment of cash for fractional shares in accordance with this Agreement will be treated for United States federal income tax purposes as (x) a redemption of such fractional shares in exchange for cash, followed immediately by (y) an exchange of shares of the Target Fund for shares of the Acquiring Fund.

Section 1.02 ASSETS TO BE ACQUIRED.
The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by TPM, on behalf of the Target Fund, as of the time of Closing, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 7.02 and other than the rights of TPM, on behalf of the Target Fund, under this Agreement (the “Assets”).

Section 1.03 LIABILITIES TO BE ASSUMED.
TPM, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of the Target Fund existing at the Closing Date, whether or not set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to Section 5.02, and whether known or unknown (the “Target Fund Liabilities”). Target Fund Liabilities to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between TPM, on behalf of the Target Fund, and PTAM (including any potential recoupment by PTAM of any fees or expenses of the Target Fund previously waived or reimbursed).

Section 1.04 LIQUIDATION OF TARGET FUND AND DISTRIBUTION OF ACQUIRING FUND SHARES.
On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders; and the Target Fund will be dissolved and terminated as a separate series of TPM. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. All

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issued and outstanding shares of the Target Fund will simultaneously be cancelled on the Target Fund’s books and records.

Section 1.05 OWNERSHIP OF SHARES.
Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

Section 1.06 TRANSFER TAXES.
Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

Section 1.07 REPORTING RESPONSIBILITY.
Any reporting responsibility of TPM, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of TPM, on behalf of the Target Fund, up to and including the Closing Date.

Section 1.08 BOOKS AND RECORDS.
Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, transferred to the Acquiring Fund shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

Section 1.09 ACTION BY TPM.
TPM shall take all actions expressed herein as being the obligations of TPM, on behalf of the Acquiring Fund and on behalf of the Target Fund, as the case may be.

Article II. VALUATION

Section 2.01 VALUATION OF ASSETS.
The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), following the redemption of fractional shares pursuant to Section 5.13 below and after the payment of any distributions pursuant to Section 7.02 below, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.02 VALUATION OF SHARES.
Acquiring Fund Shares of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in Section 2.01 above, reduced by the amount of the Target Fund Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.03 DETERMINATION OF VALUE.
All computations of net asset value and the value of Assets transferred under this Article II shall be made by U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, each Fund’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.

Article III. CLOSING AND CLOSING DATE

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Section 3.01 CLOSING DATE.
Subject to the terms and conditions set forth herein, the Closing shall occur on January 29, 2027, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the closing of regular trading on the New York Stock Exchange on the Closing Date.

Section 3.02 CUSTODIAN’S CERTIFICATE.
TPM, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by TPM, on behalf of the Target Fund, shall be transferred and delivered by TPM, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

Section 3.03 EFFECT OF SUSPENSION IN TRADING.
In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Target Fund or the Acquiring Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

Section 3.04 TRANSFER AGENT’S CERTIFICATE.
TPM, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by the Target Fund Shareholder immediately prior to the Closing. TPM, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

Section 3.05 DELIVERY OF ADDITIONAL ITEMS.
At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Section 3.06 FAILURE TO DELIVER ASSETS.
If TPM, on behalf of the Target Fund, is unable to make delivery pursuant to Section 3.02 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, TPM, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

Article IV. REPRESENTATIONS AND WARRANTIES

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Section 4.01 REPRESENTATIONS OF TPM ON BEHALF OF THE TARGET FUND.
TPM, on behalf of the Target Fund, represents and warrants to TPM, on behalf of the Acquiring Fund, as follows:

(a)	TPM is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. TPM is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on TPM or the Target Fund. The Target Fund is a legally designated, separate series of TPM. TPM, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b)	TPM is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. TPM is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c)	The Registration Statement (as defined in Section 5.07) with respect to the Acquiring Fund and the Information Statement/Prospectus (as defined in Section 5.07) contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement, as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by TPM, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by TPM, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.01(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by TPM, on behalf of the Acquiring Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by TPM, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by TPM, with respect to the Target Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)	TPM’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

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(e)	The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by TPM, on behalf of the Target Fund, will not result in the violation of Delaware law, or any provision of TPM’s Amended and Restated Declaration of Trust (“Declaration of Trust”) or Amended and Restated Bylaws (“Bylaws”), or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Target Fund, or by which TPM, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by TPM, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Target Fund, or by which TPM, on behalf of the Target Fund, is bound.

(f)	TPM, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as the Target Fund Liabilities or in the statement of assets and liabilities as provided in Section 5.02 hereof.

(g)	No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to TPM’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of TPM, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. TPM knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)
The audited financial statements of the Target Fund for the fiscal year ended August 31, 2026, which have been audited by Cohen & Company, Ltd., the Independent Registered Public Accounting Firm, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i)
There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended August 31, 2026, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of Fund assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in Section 4.01(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this Section 4.01(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

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(j)	There is not: (i) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (ii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (iii) any amendment of TPM’s Declaration of Trust or Bylaws in a manner materially affecting the Target Fund; and (iv) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k)	As of the date hereof and at the Closing Date, all federal and other material tax returns and reports (including dividend reporting and other tax-related reports) of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of TPM, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)
TPM is authorized to issue an unlimited number of Target Fund shares of beneficial interest, each with a par value of $0.001 per share. All issued and outstanding Target Fund shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund shares will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in Section 3.04. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and have no outstanding securities convertible into any of the Target Fund shares.

(m)	At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to Section 1.02, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n)	(i) TPM, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of TPM, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of TPM, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by TPM, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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(o)	The information to be furnished by TPM, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated is accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p)	For each taxable year since the Target Fund’s commencement of operations (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Target Fund has been, and will continue to be, a separate series of TPM treated as a separate corporation from each other series of TPM under Section 851(g) of the Code. The Target Fund has qualified, elected to qualify, and been eligible to be treated as a “regulated investment company” under the Code (a “RIC”) in respect of each taxable year since its commencement of operations (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date); has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and is treated as and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years ending before the Closing Date. Subject to the accuracy of the representations set forth in Section 4.02(h), the Target Fund expects the Acquiring Fund to satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification for treatment as a RIC for the taxable year that includes the Closing Date. For each taxable year since the Target Fund’s commencement of operations (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Target Fund has not been (and will not be), liable for any material income or excise tax under Sections 852 or 4982, respectively, of the Code. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(q)	No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by TPM, on behalf of the Target Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and the Hart-Scott Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by TPM, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

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(r)	Prior to the valuation of the Assets as of the Valuation Time, the Target Fund may declare a dividend and if so, shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards), if any, in all taxable periods or years ending on or before the Closing Date.

(s)	The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or a valid Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by each Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

Section 4.02 REPRESENTATIONS OF TPM, ON BEHALF OF THE ACQUIRING FUND.
TPM, on behalf of the Acquiring Fund, represents and warrants to TPM, on behalf of the Target Fund, as follows:

(a)	TPM is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. TPM is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on TPM or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of TPM. TPM, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)	TPM is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. TPM is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund. The Acquiring Fund has not commenced operations and will not do so until after the Closing; and immediately before the Closing, the Acquiring Fund will be a shell series of TPM, without assets (except the amount paid for the Initial Shares (as defined in Section 4.02(i) below) which shall be redeemed by that time) or liabilities, created for the purposes of acquiring the Assets, assuming the Target Fund Liabilities, if any, and continuing the Target Fund’s business.

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(c)	The Registration Statement (as defined in Section 5.07) with respect to the Acquiring Fund and the Information Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement, as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund based on information provided in writing by TPM, on behalf of the Acquiring Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund based on information provided in writing by TPM, on behalf of the Acquiring Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.02(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by TPM, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by TPM, with respect to the Acquiring Fund, for use in the Registration Statement or any other materials provided by TPM in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)	TPM’s prospectus and statement of additional information relating to the Acquiring Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

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(e)	The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by TPM, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law, or any provision of TPM’s Declaration of Trust or the Bylaws, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Acquiring Fund, or by which TPM, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by TPM, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Acquiring Fund, or by which TPM, on behalf of the Acquiring Fund, is bound.

(f)	No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to TPM’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of TPM, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. TPM knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)	There has not been: (i) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (ii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (iii) any amendment of TPM’s Declaration of Trust or Bylaws in a manner materially affecting the Acquiring Fund; and (iv) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(h)	The Acquiring Fund has not filed any income tax return and will file its first U.S. federal income tax return after the completion of its first taxable year after the Closing as a RIC on Form 1120-RIC; until that time, the Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M of the Code; from and after its commencement of operations, the Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment as a separate corporation under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that the Target Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Closing Date, the Acquiring Fund will meet those requirements, and will be eligible to and will compute its U.S. federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its U.S. federal income tax for each subsequent taxable year.

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(i)
TPM is authorized to issue an unlimited number of Acquiring Fund Shares of beneficial interest, each with a par value of $0.001 per share. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment management agreement, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares and has no outstanding securities convertible into any of the Acquiring Fund Shares.

(j)	At the Closing Date, the Acquiring Fund will have no assets (other than nominal seed capital) and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Closing Date. The Acquiring Fund is, and will be at the time of Closing, a new series of TPM created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, issued any shares or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of TPM prior to its commencement of operations. At the Closing Date, the Acquiring Fund will have good and marketable title to the Assets acquired from the Target Fund, and full right, power and authority to sell, assign, transfer and deliver such Assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(k)	(i) TPM, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of TPM, on behalf of the Acquiring Fund; and (iii) this Agreement constitutes a valid and binding obligation of TPM, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by TPM, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)	The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

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(m)	The information to be furnished by TPM, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(n)	No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by TPM, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws and the Hart-Scott Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any third party or entity is required for the consummation by TPM, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

Article V. COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

Section 5.01 OPERATION IN ORDINARY COURSE.
Subject to Sections 7.02 and 7.05, TPM, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate transfers of assets, PTAM may limit Fund transaction activity on behalf of the Target Fund for a period of up to five (5) days prior to the Closing Date.

Section 5.02 STATEMENT OF ASSETS AND LIABILITIES.
At least five (5) business days prior to the Closing Date, TPM, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. TPM, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of TPM, on behalf of the Target Fund.

Section 5.03 ACCESS TO BOOKS AND RECORDS.
Upon reasonable notice, TPM, on behalf of the Target Fund, shall make available to TPM’s officers and agents all books and records of the Target Fund and TPM, on behalf of the Acquiring Fund, shall make available to TPM’s officers and agents all books and records of TPM relating to the Acquiring Fund.

Section 5.04 ADDITIONAL INFORMATION.
The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

Section 5.05 CONTRACT TERMINATION.
TPM, on behalf of the Target Fund, will terminate all agreements to which TPM, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Liabilities.

Section 5.06 FURTHER ACTION.
Subject to the provisions of this Agreement, TPM, on behalf of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, TPM, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such

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assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

Section 5.07 PREPARATION OF REGISTRATION STATEMENT; EXCHANGE LISTING.
TPM, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement on Form N-14 (the “Registration Statement”) relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include an Information Statement/Prospectus relating to the transactions contemplated by this Agreement (the “Information Statement/Prospectus”). TPM, on behalf of the Acquiring Fund shall also cause to be filed an application for listing with a U.S. national securities exchange, regarding the listing thereon of an unlimited number of shares of the Acquiring Fund. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, and the Acquiring Fund shall have been approved for listing with a U.S. national securities exchange. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

Section 5.08 TAX STATUS OF REORGANIZATION.
The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization of the Target Fund into the Acquiring Fund within the meaning of Section 368(a)(1)(F) of the Code.

Neither the Acquiring Fund nor the Target Fund (nor TPM, on behalf of either the Acquiring Fund or the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, TPM, on behalf of the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C., U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Godfrey & Kahn, S.C.).

Section 5.09 REASONABLE BEST EFFORTS.
TPM, on behalf of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

Section 5.10 AUTHORIZATIONS.
TPM, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

Section 5.11 STATEMENT OF EARNINGS AND PROFITS.
As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, as of the most recent tax year.

Section 5.12 INFORMATION STATEMENT.
TPM, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

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Section 5.13    FRACTIONAL SHARES.
Prior to the Closing, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund Transfer Agent.

Section 5.14    LIQUIDATING DISTRIBUTION.
Immediately after the Closing, the Target Fund will make a liquidating distribution to its Target Fund Shareholders consisting of the Acquiring Fund Shares received by the Target Fund at the Closing.

Section 5.15    NO DISTRIBUTION OF ACQUIRING FUND SHARES.
The Target Fund covenants that the Acquiring Fund Shares to be issued to the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

Article VI. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of TPM, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TPM, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or TPM, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

Section 6.01    All representations, covenants and warranties of TPM, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 6.02 The Board has approved this Agreement with respect to the Target Fund.

Section 6.03    As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

Article VII. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of TPM, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TPM, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or TPM, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

Section 7.01    All representations, covenants and warranties of TPM, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 7.02    Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund may have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, if so declared, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

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Section 7.03 The Board has approved this Agreement with respect to the Acquiring Fund.

Section 7.04    As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

Section 7.05    TPM, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Liabilities.

Article VIII. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to TPM, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

Section 8.01    The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

Section 8.02    All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and/or exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

Section 8.03    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of TPM with respect to the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

Section 8.04    As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund, PTAM, or TPM or any of the trustees, managers or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.05    TPM, on behalf of each of the Acquiring Fund and the Target Fund, shall have received an opinion of Godfrey & Kahn, S.C., tax counsel to the Acquiring Fund and the Target Fund (the “Tax Opinion”), substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes, the transactions contemplated by this Agreement shall constitute a tax-free reorganization for U.S. federal income tax purposes:

a.the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

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b.in accordance with Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Liabilities, and in accordance with Section 361(c) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund pursuant to the Reorganization;

c.in accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Liabilities;

d.in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for the Acquiring Fund Shares in the Reorganization;

e.in accordance with Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be equal to the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization;

f.in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that the Target Fund shares were held as a capital asset on the Closing Date;

g.in accordance with Section 362(b) of the Code, the tax basis of each Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset immediately prior to the transfer thereof;

h.in accordance with Section 1223 of the Code, the holding period of each Asset received by the Acquiring Fund will include the period during which that Asset was held by the Target Fund immediately prior to the Reorganization;

i.the Reorganization will not result in the termination of the Target Fund’s taxable year; and

j.the Acquiring Fund will succeed to and take into account the items of the Target Fund, if any, described under Code Section 381(c), subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder, if applicable.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on Assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof) due to the occurrence of an event other than the Reorganization if otherwise applicable, (5) upon termination of a position, (6) upon the redemption of fractional shares of the Target Fund prior to the Reorganization, or (7) upon any redemption of shares of the Target Fund, whether or not in connection with the Reorganization. In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as Godfrey & Kahn, S.C. may reasonably request of TPM, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.05

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Article IX. EXPENSES

Section 9.01    Except as otherwise provided herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne and paid by PTAM. Such reorganization expenses include, but are not limited to: (a) costs and expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement including costs related to the preparation and distribution of Board materials and the cost of Board meetings; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) expenses associated with the preparation and filing of the Acquiring Fund’s registration statement on Form N-1A under the 1933 Act; (d) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Target Fund’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (e) postage; (f) printing; (g) accounting and auditing fees; and (h) legal fees including obtaining required opinions of counsel.

Section 9.02    PTAM agrees that all such fees and expenses so borne and paid, shall be paid directly by PTAM to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

Article X. TERMINATION; AMENDMENT

Section 10.01    This Agreement may be terminated by TPM, on behalf of each of the Acquiring Fund and the Target Fund. In addition, TPM, on behalf of either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

a.a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b.a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met; or

c.a determination by the Board that proceeding with this Agreement is not in the best interests of the Acquiring Fund or the Target Fund.

Section 10.02    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Target Fund or the Acquiring Fund, TPM, or any trustee or officer of TPM. In such event, PTAM shall bear the expenses incurred by the Target Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in Section IX. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive, and PTAM shall be reimbursed for any payments made under this provision to the extent of any recovery received by the Target Fund or the Acquiring Fund for willful default.

Section 10.03    AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of TPM, on behalf of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.

Article XI. LIMITATIONS OF LIABILITY; MISCELLANEOUS

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Section 11.01    LIABILITY. The names “Trust for Professional Managers” and the “Board” refer respectively to TPM and the Trustees of the Board, as trustees but not individually or personally, acting from time to time under the Declaration of Trust which is hereby referred to and a copy of which is on file at the principal office of TPM. The obligations of TPM entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of TPM personally, but bind only TPM property, and all persons dealing with any class of shares of TPM must look solely to TPM property belonging to such class for the enforcement of any claims against TPM; provided, however, this provision shall not be construed to protect any Trustee or officer of TPM from liability in violation of Sections 17(h) and 17(j) of the 1940 Act.

Section 11.02    HEADINGS.
The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 11.03    COUNTERPARTS & SIGNATURES.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

Section 11.04    GOVERNING LAW.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

Section 11.05    SUCCESSORS & ASSIGNS.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 11.06    VALIDITY.
Each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting the remainder of such provision or term or the remaining provisions or terms of this Agreement.

Section 11.07    FURTHER ASSURANCES.
Each party agrees to use its best efforts to take any action, execute or deliver any document, and to do all things necessary and appropriate under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

Section 11.08    TPM, on behalf of the Acquiring Fund and the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

Article XII. NOTICES

All notices hereunder shall be given in writing and delivered by hand, electronic delivery, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

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If to TPM (on behalf of either the Target Fund or the Acquiring Fund):
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
Attention: Jay S. Fitton
Telephone: (513) 629-8104
Email: jay.fitton@usbank.com

With copies (which shall not constitute notice) to:

Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Attention: Christopher M. Cahlamer
Telephone: (414) 287-9338
Email: ccahlamer@gklaw.com

If to PTAM:

PT Asset Management, LLC (DBA: PTAM)
500 West Madison, Suite 500
Chicago, IL 60661
Attention: Steven Hayes
Telephone: (888) 282-3220
Email: investorrelations@ptam.com

[Signature page follows.]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Trust for Professional Managers, on behalf of:     Trust for Professional Managers, on behalf of:
Performance Trust Municipal Bond Fund (the      Performance Trust Municipal Bond ETF (the
Target Fund)         Acquiring Fund)

By: /s/                         By: /s/
Name: Jennifer A. Lima     Name: Jennifer A. Lima
Title: President and Principal Executive Officer         Title: President and Principal Executive Officer

PT Asset Management, LLC (DBA: PTAM), solely
with respect to Section 5.01, Section 8.04,
Article IX and Section 10.02 hereof

By: /s/

Name: Sean Dranfield
Title: Chief Executive Officer

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Exhibit B

Additional Information About the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to a “Fund” in this Exhibit B refer to the Acquiring Fund.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective. The investment objective of the Fund is to seek to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in investment-grade municipal bonds and other municipal obligations (collectively, “municipal securities”) issued by or on behalf of state and local governmental authorities throughout the United States and its territories that are exempt from regular federal income tax, but not necessarily exempt from AMT for a non-corporate Fund shareholder. Investment grade municipal securities include securities rated in the highest four ratings categories at the time of purchase by at least one NRSRO or if unrated, judged by the Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds, as well as up to 20% of its net assets in municipal securities that pay interest subject to federal income tax. After purchase, a municipal security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Adviser will consider whether to continue to hold the security.

In addition, the Fund may invest up to 20% of its net assets in other investment companies, including closed-end funds and ETFs. Investments in other investment companies that invest predominantly in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax are considered investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax for the 80% test.

The Fund’s portfolio managers intend to construct the Fund’s investment portfolio with a target weighted average portfolio effective maturity of between 5 and 22 years. The average duration will be more than 4 but less than 11. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated maturity due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity.

Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

It is possible that 25% or more of the Fund’s assets could be invested in municipal securities that would tend to respond similarly to particular economic or political developments or the interest on which is based on revenues or otherwise related to similar types of projects. An example would be securities of issuers whose revenues are paid from similar types of projects, such as education, housing or transportation. The Adviser will use a value-oriented strategy looking for higher-yielding and undervalued municipal securities that offer above-average total return. The Fund’s investment process begins with a top-down review of portfolio duration and yield curve positioning as well as industry, sector and credit quality. The Adviser makes a forward projection of an individual investment’s total return characteristics over a variety of economic and interest rate scenarios, yield curve shifts and time horizons.

For investments with credit components, a careful assessment of credit risk is made. Securities with superior risk reward characteristics, with respect to criteria such as price, interest rate sensitivity and credit quality, are selected for the Fund’s portfolio. The Adviser’s risk management process is enhanced by appropriate diversification of security type, type of issuer and geographic location.

The Fund’s portfolio managers may sell an investment to satisfy redemption requests, when a security no longer satisfies the Fund’s investment criteria as described above, or when a more attractive investment opportunity becomes available.

Duration
Duration is an estimate of a fixed-income security’s price sensitivity to changes in interest rates. Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due, and does not take into account a security’s cash flow over time. Duration estimates the percentage change in price of a fixed-income security, given a change of 1% to the fixed-income security’s yield. The duration of the Fund’s portfolio is the weighted average duration of all fixed-income securities held in the portfolio and estimates the portfolio’s change in value for changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of three would rise by approximately 3%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 3%.

General Investment Policies of the Fund
Change in Investment Objective and Strategies. The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon approval by the Board of Trustees and 60 days’ written notice to shareholders. The Fund may not make any change in its investment policy of investing at least 80% of net assets (including any borrowings for investment purposes) in investment-grade quality municipal bonds and other municipal securities that pay interest that is exempt from regular federal income tax without first obtaining shareholder approval.

Non-Principal Investment Strategies; Short Sales. As a non-principal investment strategy, the Fund may engage in short sales representing up to 10% of the Fund’s net assets. The Fund may engage in a short sale if the Adviser believes that an investment is fundamentally overvalued. The Fund may also engage in a short sale to hedge risk, from time to time, but it does not expect to systematically engage in short sales for that purpose. Short sales are transactions in which the Fund sells a security it does not own, and must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.

Non-Principal Investment Strategies; Investments in Asset-Backed Securities (ABS) As a non-principal investment strategy, the Fund may invest in: RMBS; CMBS; CDOs (including CLOs) and other asset-backed securities collateralized by a variety of consumer and commercial loans (such as automobile loans/leases equipment loans/leases, credit card debt, and unsecured consumer debt), certain of which may include loans to subprime borrowers; stripped mortgage-related or other asset-backed, including principal-only and interest-only securities; fixed or floating rate debt instruments; corporate bonds, including investment-grade bonds and high-yield bonds rated below investment grade by a NRSRO, commonly known as “junk bonds”; instruments guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government or its agencies, instrumentalities or sponsored corporations, as well as mortgage-backed securities of the U.S. Government or its agencies; and derivative instruments, specifically futures contracts, options and swaps.

Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, in response to market, economic, political, or other conditions, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. Each risk summarized below is considered a “principal risk” of investing in the Fund, as applicable, regardless of the order in which it appears. The number of risk factors applicable to the Fund does not necessarily correlate to the overall risk of an investment in that Fund. The principal risks of investing in the Fund are

•Management Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. The Fund is actively managed by the Adviser. There is a risk that an actively managed fund may produce sub-par returns compared to a benchmark index. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risks of investing in securities held by the Fund.

•Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Geopolitical economies and financial markets are increasingly interconnected. These developments listed above, as well as other events, could result in further market volatility and may negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

•ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

•Fixed-Income Securities Risk. Fixed-income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below.

•Interest Rate Risk. Securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.

•Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

•Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal prior to the security’s maturity. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

•Credit Risk. An issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

•Liquidity Risk. Trading opportunities are more limited for fixed-income securities, including MBS, that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

•High-Yield Fixed-Income Securities Risk. High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade by a NRSRO. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

•U.S. Government and U.S. Government-Sponsored Entities Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by government-sponsored entities, such as the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or the instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship by the U.S. Treasury until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities may default on a financial obligation. Additionally, if the Fannie Mae and Freddie Mac conservatorship is terminated, the investments of holders, including a Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

•Municipal Securities Risks. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or particular types of projects may have a disproportionate impact on the Fund’s share price.

Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a financial guarantor that offers insurance coverage for a specific kind of insurable risk, such as municipal bond insurance policies). The monoline guarantee or insurance will generally enhance the credit rating and lower the interest rate payable on the security. Certain monoline insurers have suffered losses from insuring structured products and other securities backed by residential mortgages. If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.

Municipal securities may decrease in value during times when federal income tax rates are falling. Since interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a particular obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

•Valuation Risk. The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made under the Adviser’s fair value pricing procedures may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and may vary depending on the information that is available.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

•Other Investment Companies Risk. The Fund may invest in shares of other investment companies, including closed-end mutual funds and ETFs. The risk of owning other investment companies, including other ETFs, generally reflects the risks of owning underlying investments the other investment company holds. Your cost of investing in the Fund may be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the ETFs or underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•Exchange-Traded Fund Risk. The price of an ETF may fluctuate within a wide range, and the Fund may lose money by investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in securities prices) halts trading generally. ETFs also have management fees that increase their cost. In addition, investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities on indices, forward contracts, swap agreements and similar instruments, may expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class. You will indirectly bear fees and expenses charged by an ETF in addition to the Fund’s direct fees and expenses.

•Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

•Short Sales Risk (Non-Principal Risk). The Fund may engage in short sales as a non-principal strategy. If the underlying security in a short sale goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the short sale transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales. In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Portfolio Holdings Information
Information about the Fund’s daily portfolio holdings is available at www.ptam.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

PTAM
The Trust, on behalf of the Fund has entered into an investment advisory agreement (“Advisory Agreement”) with PT Asset Management, LLC (DBA: PTAM), an Illinois limited liability company located at 500 West Madison,

Suite 500, Chicago, Illinois 60661. Founded in 1994, the Adviser is an asset manager focused on managing fixed-income portfolios. The Adviser currently manages the Fund, mutual funds, another exchange-traded fund and separately managed accounts, but has also managed other pooled investment vehicles focused on securitized products. The Adviser is a SEC-registered investment adviser, and as of [...], 2026, the Adviser had approximately $[...] billion in assets under management.

Pursuant to the Advisory Agreement, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies and for making decisions with respect to and placing orders for all purchases and sales of portfolio securities, subject to the supervision of the Board of Trustees.

Prior to the Reorganization, the Adviser entered into an advisory agreement with the Trust, on behalf of the Predecessor Fund, pursuant to which the Predecessor Fund paid the Adviser a management fee of 0.40% of the Fund’s average daily net assets. The management fee paid by the Predecessor Fund was not a unified management fee. For the fiscal year ended [August 31, 2026], the Adviser received management fees of [0.40]% of the Predecessor Fund’s average daily net assets.
For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.39% of the Fund’s average daily net assets.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser.

The Adviser also serves as investment adviser to the Performance Trust Total Return Bond Fund, the Performance Trust Multisector Bond Fund, and the Performance Trust Short Term Bond ETF, which are currently offered in separate prospectuses.

A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement on behalf of the Fund is available in the Fund’s annual report to shareholders on Form N-CSR dated [August 31, 2026].

Portfolio Managers
The Adviser uses a team approach for portfolio security selection and decision-making. The names and backgrounds of the Fund’s portfolio management team members are as follows:

G. Michael Plaiss, CFA®
Mr. Plaiss serves as a member of the Adviser’s portfolio management team, and is co-portfolio manager of the Adviser’s certain pooled investment vehicles and separately managed accounts. He brings over fifteen years of experience managing institutional fixed-income strategies. His responsibilities include portfolio construction, security selection, portfolio attribution, modeling RMBS and municipal bond cash flows, and risk management. Prior to joining the Adviser in May 2009, Mr. Plaiss managed fixed-income portfolios for banks and insurance companies, including at The Private Bank from 2002 to 2004 and at Strategic Capital Bank from 2004 to 2009. Before that, he spent five years with Kentucky Farm Bureau, Kentucky’s largest property and casualty insurance provider, where he managed more than $700 million in municipal and corporate bonds, mortgage-backed securities, and other structured credit portfolios. Earlier in his career, Mr. Plaiss held positions at multiple banking institutions where he also managed diverse structured credit portfolios. Mr. Plaiss graduated from Indiana University, Bloomington with a Bachelor of Arts degree in Economics, and is a CFA® charterholder.

Mark Peiler, CFA®
Mr. Peiler serves as a member of the Adviser’s portfolio management team. His responsibilities include portfolio construction, security selection and risk management of municipal bonds. Prior to joining the Adviser in February 2022, Mr. Peiler was the Chief Investment Officer at BNC National Bank for over 23 years from 1998 to 2022. At

BNC National Bank, he applied Shape Management to the management of its portfolio of municipal, mortgage-backed, and other structured fixed-income securities. Mr. Peiler also managed portfolios for clients of its Wealth Management Division, and prior to leaving BNC National Bank, he was named the Interim Chief Financial Officer. Mr. Peiler received a Bachelor of Business Administration majoring in Banking and Financial Economics from the University of North Dakota, and is a CFA® charterholder. Mr. Peiler served on the CFA Society Minnesota board from 2010 through 2021, and was its President from 2017 through 2019.

CFA® is a registered trademark owned by the CFA Institute.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Fund.

Shareholder Information

How to Buy & Sell Shares
The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. Each AP must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares of the Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity.

Because of the costs of buying and selling Shares, frequent trading may reduce investment return and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a written policy restricting frequent trading in the Fund, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value
The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its Shares outstanding. In calculating the Fund’s NAV, portfolio securities are valued using current market values or official closing prices, if available. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees (as described below). The Fund’s NAV is calculated at the close of regular trading of the NYSE (which is generally 4:00 p.m., Eastern time). The Fund’s NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Fund will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Fair Value Pricing
The Adviser, subject to oversight by the Board of Trustees has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the Adviser’s fair value methodologies. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Dividends, Distributions, and Taxes

Dividends and Distributions
The Fund intends to make distributions of net investment income and net capital gain, if any, at least monthly. The Fund will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended. If it meets certain minimum distribution requirements, a RIC is not subject to U.S. federal income tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions
For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Due to the Fund’s principal investment strategies described above, the Fund may have only a limited amount of or no qualified dividend income to distribute.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the U.S. federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. Exempt-interest dividends are not includable in a shareholder’s investment income for purposes of the NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund Shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares). You may wish to avoid investing in the Fund before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund Shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund Shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund Shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of capital gain dividends received or deemed to be received with respect to such Shares and disallowed to the extent of the amount of exempt-interest dividends, if any, received by the shareholder with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize investment income and/or capital gains or losses that it might not have realized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Tax Considerations
The foregoing discussion summarizes some of the possible consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “U.S. Federal Income Tax Matters” in the SAI.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Tax Matters” in the SAI.

Premium/Discount Information
When available, information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.ptam.com.

Additional Notices
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

STATEMENT OF ADDITIONAL INFORMATION

Dated November [...], 2026

Trust for Professional Managers (“TPM”)

Acquisition of all of the Assets and Liabilities of

Performance Trust Municipal Bond Fund
(a series of TPM)

By and in exchange for shares of

Performance Trust Municipal Bond ETF
(a series of TPM)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Performance Trust Municipal Bond Fund (the “Target Fund”), a series of TPM, in connection with the reorganization of the Target Fund into the Performance Trust Municipal Bond ETF (the “Acquiring Fund”), a newly-created shell series of TPM as described in the Information Statement/Prospectus (the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):

1.The Statement of Additional Information for the Target Fund, dated December 29, 2025 (“Target Fund SAI”) (File Nos. 333-62298 and 811-10401) (Accession No. 0000894189-25-017280); and

2.The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Targeted Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2026 (the “Target Fund Annual Report”) (File No. 811-10401) ([...]).

Information relating to the Acquiring Fund is not incorporated by reference into this SAI. Rather, a description of the Acquiring Fund is contained in this SAI.

Because the Acquiring Fund was newly-created for the purposes of this Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly-created shell series of TPM with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund will have collapsed all share classes into the Institutional Class prior to the Reorganization, and as such, the Institutional Class will be the accounting and performance survivor, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Fund Annual Report has previously been transmitted to Target Fund shareholders.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated [...], 2026, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to PTAM c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, by accessing the documents at the Target Fund’s website at www.ptam.com or by calling (toll free) 1-866-792-9606.

TABLE OF CONTENTS

Supplemental Financial Information	1
Exhibit A - ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	A-1

Supplemental Financial Information
Tables showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “What are the fees and expenses of the Funds and what might they be after the Reorganization?” section in the Information Statement/Prospectus. The Reorganization will not result in a material change the Target Fund’s investment portfolio due to the investment objectives and restrictions of the Target Fund being identical to the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund. The Acquiring Fund is a newly-created shell series of TPM with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization.

Exhibit A
Additional Information About the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to a “Fund” in this Exhibit A refer to the Acquiring Fund. All references to the “Trust” in this Exhibit A refer to TPM.

The Trust

The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is one series of the Trust. The Fund is a diversified series of the Trust and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest (“Shares”) each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

The Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Each Share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in the event
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of any dissolution or liquidation of the Fund, the shareholders of the Fund being liquidated are entitled to receive a pro rata distribution out of the net assets, net of the liabilities, belonging to that Fund. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As is the case with other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

The assets of the Fund received for the issue or sale of its Shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

PT Asset Management, LLC (DBA: PTAM) (the “Adviser”) serves as the investment adviser to the Fund. The Adviser also serves as investment adviser to the Performance Trust Total Return Bond Fund, Performance Trust Multisector Bond Fund, and Performance Trust Short Term Bond ETF, each an open-end series of the Trust. See the section entitled “Management of the Fund - Investment Adviser” in this SAI for more information about the Adviser.

Investment Policies, Strategies and Associated Risks

Investment Objective
The investment objective of the Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon approval by the Board of Trustees and 60 days’ written notice to shareholders.

Diversification Status
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to at least 75% of its total assets, may not invest more than 5% of its assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

Investment Strategies and Related Risks
There is no assurance that the Fund will achieve its investment objective. The following discussion supplements the description of the Fund’s investment objectives and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.

Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Fund’s investments in illiquid securities or the Fund’s borrowing of money.

Municipal Securities
The Fund invests in municipal securities, which are debt obligations issued by or on behalf of governmental entities throughout the United States and its territories to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from U.S. federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

Certain of the municipal securities held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal security at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. The Fund may, from time to time, invest more than 25% of its assets in municipal securities covered by insurance policies.

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal securities may be materially adversely affected by litigation or other conditions.

Certain types of municipal securities (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal securities purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund’s portfolio securities and its ability to maintain a stable net asset value and Share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

The Fund may purchase put options on municipal securities. A put gives the Fund the right to sell a municipal security at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related municipal security. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security’s cost and reducing its yield.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal securities. For example, under the Internal Revenue Code of 1986, as amended (the “Code”), interest on certain private activity bonds must be included in a noncorporate investor’s alternative minimum taxable income. The Adviser cannot, of course, predict what legislation, if any, may be proposed in the future with regard to the U.S. federal income tax status of interest on municipal securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Adviser would reevaluate the Fund’s investment objective and policies and consider possible changes in its structure or possible dissolution.

Municipal Lease Obligations
The Fund may acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund’s trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate. The Fund will not knowingly invest more than 15% of the value of its net assets in securities, including municipal leases, that are illiquid.

Municipal Notes
Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Stand-By Commitments
The Fund may acquire “stand-by commitments” with respect to municipal securities held in its portfolio. Under a “stand-by commitment” a dealer agrees to buy from the Fund, at the Fund’s option, specified municipal securities at a specified price. A “stand-by commitment” acquired by the Fund may also be referred to in this SAI as a “put” option.

The amount payable to the Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.

The Fund expects that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding “stand-by commitments” held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each “stand-by commitment” is acquired.

The Fund intends to enter into “stand-by commitments” only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. The Fund’s reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying municipal securities that are subject to a commitment.

The Fund would acquire “stand-by commitments” solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a “stand-by commitment” would not affect the valuation or assumed maturity of the underlying municipal securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. “Stand-by commitments” which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a “stand- by commitment” its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Variable and Floating Rate Instruments
Municipal securities purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Adviser (under the supervision of the Board of Trustees) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. Inverse floating rate securities are similar to floating rate securities except that their interest rates vary inversely from the market rate of interest to which the inverse floater is indexed. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

With respect to the variable and floating rate instruments that may be acquired by the Fund, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

Debt Securities
The Fund’s investments in debt securities may include obligations of any rating or maturity. The Fund may invest in investment-grade debt securities and lower-rated debt securities (commonly known as “junk bonds”). Lower- rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities, strips, municipal securities, including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”) and collateralized loan obligations (“CLOs”). Investment-grade bonds are those rated as “investment grade” by a nationally recognized statistical rating organization. The Fund may also invest in unrated securities.

Junk Bonds
Junk bonds generally offer a higher current yield than is available for higher grade issues. Issuers of high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and could increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. At times in recent years, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but the higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that such securities would lose a substantial portion of their value as a result of the issuer’s financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their ratings of a debt security affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will further the Fund’s investment objective.

Unrated Debt Securities
Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by the Adviser to determine whether to purchase unrated bonds for the Fund.

Corporate Debt Securities
The Fund may invest in corporate debt securities. Corporate debt securities are debt securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small, medium and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest. Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and varying risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt securities may vary based on the priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. The issuer may not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities falls when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities
The Fund may invest in zero-coupon bonds as part of its investment strategy. Zero-coupon securities make no periodic interest payments but are sold at a deep discount to their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on his or her investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other debt securities. Since zero-coupon bondholders do not receive interest payments, their value will be more sensitive to interest rate movements than bonds that pay interest on a current basis, all else equal. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, prior to the Fund’s receipt of any cash payments on its investment, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment. As a result, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company (“RIC”) under Section 851(a) of the Code.

U.S. Government Obligations
The Fund may invest in U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.

Payment of principal and interest on U.S. Government obligations is backed by the full faith and credit of the United States. U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations
The Fund may make investments in agency obligations, such as the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” and Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac”. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities may default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), an independent regulator. If the conservatorship is terminated, obligations issued by FNMA and FHLMC that the Fund may be invested in will no longer have the protection of the U.S. Treasury.

Short Sales
The Fund may engage in short sales as a non-principal strategy. The Fund may engage in short sales representing up to 10% of the Fund’s net assets. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, payments in lieu of dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

If the underlying security in a short sale goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the short sale transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales. In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Mortgage-Backed Securities and Asset- Backed Securities
The Fund may invest in mortgage-backed securities and asset-backed securities as a non-principal investment strategy. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the GNMA, FNMA, FHLMC or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non- governmental credit enhancement. FNMA and FHLMC were formerly government-sponsored corporations owned entirely by private stockholders. As noted above, in September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the FHFA. The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful or will remain ongoing.

Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties.

The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- or asset- backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations or securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Mortgage-backed securities available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include separate trading of registered interest and principal of securities (“STRIPS”) (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage- backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

If the Fund purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Collateralized Debt Obligations and Collateralized Loan Obligations
The Fund, as a non-principal investment strategy, may invest in collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CLOs and other CDOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs and other CDOs may charge management fees and administrative expenses. For CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO or other CDO securities as a class.

The risks of an investment in a CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs and other CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Derivatives
The Fund may invest in derivative securities as a non-principal investment strategy. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. To the extent the Fund invests in derivatives and the Fund treats such derivatives as fixed-income instruments, the Fund will use the market value of the derivative for purposes of meeting the Fund’s policy of investing at least 80% of its net assets in fixed-income instruments. Unless otherwise stated in the Fund’s prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset a portion of the depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Affiliated Accounts
The Adviser manages accounts on behalf of its affiliates as well as unaffiliated accounts. The Adviser has an incentive to favor accounts of affiliates over others. Additionally, at times, the Adviser’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for an affiliate.

Conflicts Related to Adviser’s Affiliations
The Adviser is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

Conflicts Related to Referral Fees to Affiliates
From time to time, the Adviser has arrangements where the Adviser compensates affiliated parties for client referrals. The Adviser also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of the Adviser’s products or if the Adviser establishes certain other advisory relationships. These investments benefit both the Adviser and its affiliates through increasing assets under management and fees.

Conflicts Related to Co-investment by Affiliates
The Adviser’s affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

Options, Futures and Other Strategies

General
The Fund, as a non-principal investment strategy, may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The Fund’s use of Financial Instruments is subject to applicable regulations of the SEC (including Rule 18f-4 under the 1940 Act), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. A fund that limits derivatives exposure to 10% of its net assets qualifies as a “limited derivatives user” for purposes of Rule 18f-4. The Fund intends to limit its derivatives exposure to 10% of its net assets and to qualify as a “limited derivatives user.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, discussed further below in the section “Commodity Pool Operator Exclusion” the Fund is not deemed to be commodity pool operators or commodity pools under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks
The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

1.Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

2.Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short- term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

3.As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

4.Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover
Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked- to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily. Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE Amex and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Commodities, Currencies and Securities
Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank)

with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices
An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices
If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange- traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts
A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position.

When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to- market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon
The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.

Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions
The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Commodity Pool Operator Exclusion
The Adviser currently intends to operate the Fund in compliance with the requirements of Rule 4.5 of the CFTC regulations under the Commodity Exchange Act (the “CEA”). As a result, the Fund is not deemed to be a “commodity pool” under the CEA and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided the Fund operates within the limits of Rule 4.5, the Adviser will be excluded from registration with and regulation under the CEA, and the Adviser will not be deemed to be a “commodity pool operator” with respect to the operations of the Fund. If the Fund was no longer able to claim the exclusion, that Fund and the Adviser, to the extent trading in commodity interests, would be subject to regulation under the CEA.

To the extent the Adviser can no longer rely on the Rule 4.5 exclusion, the impact on the Fund of CFTC requirements is uncertain. CFTC- mandated disclosure, reporting and recordkeeping obligations, which have been “harmonized” with the overlapping SEC obligations, will apply with respect to the Fund. The effects of these regulatory changes could reduce investment returns or limit the Fund’s ability to implement its investment strategy.

Investors in the Fund and its financial advisers should consider whether the Fund’s potential status as a “commodity pool” impacts its operations or status under the CEA in deciding whether to invest in the Fund.

Swap Agreements
The Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.

Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value (“NAV”) at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

When-Issued Securities
When-issued securities transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund’s custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis.

These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund’s commitments.

Rule 144A Securities
Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described in the “Illiquid Securities” section, provided that a determination is made that such securities are not determined to be illiquid under the liquidity risk management programs of the Trust and the Adviser applicable to the Fund. The Fund may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). Section 4(2) commercial paper is a short-term debt instrument issued by a corporation to institutional and other accredited investors in a transaction or series of transactions exempt from registration pursuant to Section 4(2) of the 1933 Act. The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities. Please refer to the “Illiquid Securities” section for further discussion of regulatory considerations and constraints relating to investment liquidity.

Making of Loans to Issuers of Bonds Already In the Portfolio
As a non-principal investment strategy, with respect to no more than 5% of the Fund’s net assets, the Fund may make a loan to (as opposed to investing in a bond issued by) an entity whose bonds the Fund already owns in its portfolio, in instances where the Adviser believes that doing so will enhance the value of the Fund’s total investments (both bonds and loans) in obligations of that entity. Typically, such loans will be made to entities suffering severe economic distress. The Fund will make loans to such entities when, in the Adviser’s belief, a loan may enable the entity to remain a “going concern” and enable the entity to both repay the loan as well as be better able to pay interest and principal on the pre-existing bonds, instead of forcing the Fund to liquidate the entity’s assets, which can reduce recovery value.

When an entity that has issued bonds held in the Fund’s portfolio is identified as severely distressed and potentially in need of a loan, the Fund’s portfolio managers, along with the Adviser’s municipal investment committee, will conduct a review to determine whether a loan to the entity would increase the likelihood of payment of interest and principal on the bonds in the Fund’s portfolio. Such review may include, but is not limited to, an analysis of relevant issues driving the change in the issuer’s credit quality, the price of the security, and all identified options to restore the issuer’s credit health.

Other Investment Companies
The Fund may invest in other investment companies, including exchange traded funds (“ETFs”) and money market funds. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

The Fund may also rely on Section 12(d)(1)(F) of the 1940 Act with respect to its investments in other investment companies. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its Shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The risk of owning another investment company generally reflects the risks of owning the underlying investments the other investment company holds. The Fund also will incur brokerage costs when it purchases and sells investment company shares. ETFs may trade at a discount or premium to NAV. There can be no assurance that an active trading market for an ETF’s shares will exist. There are greater risks involved in investing in securities with limited market liquidity.

ETFs
Each share of an ETF represents an undivided ownership interest in the portfolio of securities held by that ETF. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day.

Passive ETFs attempt to achieve the same investment return as that of a particular market index. To mirror the performance of a market index, an ETF invests either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a representative sample of securities in a particular index in a proportion meant to track the performance of the entire index. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because such ETFs have operating expenses and transaction costs, while a market index does not, they typically will be unable to match the performance of the index exactly. Alternatively, some ETFs use active investment strategies instead of tracking broad market indices and, as a result, may incur greater operating expenses and transactions costs than traditional ETFs. Investments in ETFs are investments in other investment companies. (See “Other Investment Companies,” above.)

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and can be redeemed into the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any discrepancies between the market price of the ETF’s shares in the secondary market and the NAV per share of the ETF’s portfolio, which helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its NAV.

The Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Other Investment Companies,” above). If an ETF in which the Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF as soon as practicable while trying to maximize the return to the Fund’s shareholders.

Furthermore, in connection with its investment in ETF shares, the Fund will incur various costs. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Fund is subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, director/trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of ETFs and therefore the shares representing a beneficial interest therein.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund may invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount.

Equity Securities
The Fund may invest in equity securities, including common and preferred stock, as a non- principal investment strategy. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. The value of an equity security is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.

Some preferred stocks may be convertible into common stock. More information regarding common stock and preferred stock is included below.

Common Stock
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock and it is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stocks
Preferred stocks pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of an issuer’s assets. This means that an issuer must pay dividends on preferred stocks before paying any dividends on its common stock. Some preferred stocks offer a fixed rate of return with no maturity date. Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such securities.

Because preferred stocks represent equity ownership interest in an issuer, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds
The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest- bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations
The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess o $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations
The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Rating Services (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investor Services, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical ratings organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than would otherwise be supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Borrowing
The Fund as a non-principal investment strategy) may borrow money for investment purposes, which is a form of leveraging, to the extent permitted by the 1940 Act. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s net asset value and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may also borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act precludes the Fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by the Fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.

Illiquid Securities
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investment subject to guidelines as set forth in the Fund’s liquidity risk management program.

Each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

Cybersecurity
With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the Shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding Shares are represented; or (ii) more than 50% of the outstanding Shares of the Fund.

The Fund may not:

1.issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;
2.underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
3.purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;
5.make loans, except as permitted by the 1940 Act and as described in the Prospectus and this SAI;
6.with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer; (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or
7.invest in the securities of any one industry if as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to the Fund’s investments in (a) municipal securities, excluding industrial development bonds; or (b) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies(1).

In addition to the Fundamental Investment Restrictions listed above, the Fund may not:

8.    make any changes to its policy of investing at least 80% of the Fund’s net assets in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax.

(1)    For purposes of complying with this restriction, municipal securities where payment of principal and interest are primarily derived from the assets and revenues of non-governmental entities are excluded from the definition of municipal securities. In determining its compliance with the fundamental investment restriction on concentration, the Fund will consider the underlying holdings, where easily determined, of investment companies in which the Fund is invested.

Except with respect to the limitation on borrowing and illiquid investments, if the Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Non-Fundamental Investment Restriction
The following non-fundamental investment restriction is applicable to the Fund. This restriction can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1.invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities(1).

(1)The term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Exchange Listing and Trading
Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares from the listing under any of the following circumstances: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (ii) the Fund no longer complies with the Exchange’s requirements for Shares; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of six individual Trustees (each, a “Trustee,” and collectively, the “Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor Emeritus, Department of Accounting (June 2019-present), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	31	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee Chairperson	Indefinite Term; Since April 6, 2022 Three Year Term; Since April 18, 2025	31	Retired; President and Chief Operating Officer, Olstein Capital Management, L.P. (asset management firm) (2000-2020).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020).	Director, Century Communities, Inc. (a publicly-traded homebuilding company) (2023-present); Trustee, JNL Series Trust (an open-end investment company complex with 131 series) (2026-present); Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-2026).

Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	President and Chief Executive Officer, Greater Milwaukee Foundation (2024-present); Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-2024).	N/A
Officers
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	President and Principal Executive Officer	Indefinite Term; Since April 18, 2025	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Term; Since April 18, 2025	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Brian P. Kirkegaard 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1991	Assistant Treasurer	Indefinite Term; Since June 19, 2026	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2026-present); Mutual Fund Consultant, The Northwestern Mutual Life Insurance Company (2022-2026); Officer, U.S. Bancorp Fund Services, LLC (2016-2022).
N/A
Marissa J. Pawlinski 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1996	Assistant Secretary	Indefinite Term; Since January 18, 2024	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022).	N/A

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor (defined below), Custodian (defined below), and the Fund’s administrator and transfer agent, each of which are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian, and the Fund’s administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley. The Trust does not have a Trustee that is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”). Accordingly, all of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Trust’s Chairperson, Erik K. Olstein, is an Independent Trustee. In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below. The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds. The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustees designated as the Audit

Committee’s “audit committee financial experts” meet with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed. In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as a Board member of Columbia Savings & Loan Association, a financial services company, since January 2026. He has served as Executive Director of Milwaukee Succeeds since January 2023 and as a Board member and Vice Chair of Malaika Early Learning Center since 2023. Mr. Lyles has served on the Board of Directors of MyPath, a private organization providing support services for high-need individuals, since 2023. He previously served as System Vice President of Community Relations at Advocate Aurora Health Care from 2019 to 2022. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles previously served as a board member and finance committee member of Badger Mutual Insurance Company from April 2016 to December 2024. Mr. Lyles is a Trustee and member of the Academic Excellence Committee on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022 and Chairperson since 2025. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves on the Board of Governors of the United Service Organizations (USO) and as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez serves on the Board of Directors of Century Communities, Inc., a publicly-traded homebuilding company, where she joined the Board in 2023 and currently serves as Audit Committee Chair. Ms. Ramírez also serves as a Director and Audit Committee member of Delta Dental of Colorado. In addition, Ms. Ramírez serves as a Trustee and Audit Committee member of JNL Series Trust, an open-end investment company complex, having joined the Board in January 2026. Ms. Ramírez previously served on the Board of Directors of Peoples Financial Services Corp., a publicly-traded bank holding company, from 2022 to 2026. Ms. Ramírez has over 30 years of experience in institutional investment management. She served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. At Denver Investments, LLC, she served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009, and Equity Analyst from 1997 to 2002. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board. Through her professional and board experience, Ms. Ramírez has expertise in financial, accounting, regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as President and Chief Executive Officer of the Greater Milwaukee Foundation since 2024. Prior to his current role at the Greater Milwaukee Foundation, he was Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin from 2016 to 2024. Prior to his role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016, the Board of Directors of Park Bank Milwaukee from 2015 to 2020, and the Board of Trustees of the Greater Milwaukee Foundation from 2016 to 2024. Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

Trustee Ownership of Shares
[As of December 31, 2026, the following Trustees beneficially owned shares of certain series of the Trust as follows. No other Trustee or Officer of the Trust beneficially owned Shares of the Fund or any other series of the Trust.]

Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned of Series in the Trust
Lisa Zúñiga Ramírez	None	Over $100,000
Gregory M. Wesley	None	$10,001–$50,000

Furthermore, as of [December 31, 2026], neither the Independent Trustees nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor.

Accordingly, neither the Independent Trustees nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Fund, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Fund, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Ms. Ramírez, the designated Audit Committee chair, and Dr. Akers serve as the Audit Committee’s “audit committee financial experts,” as stated in the annual reports relating to the series of the Trust. [During the Fund’s past fiscal year, the Audit Committee met once with respect to the Fund and the Predecessor Fund.]

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees. The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee Charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. [During the Predecessor Fund’s past fiscal year, the Nominating Committee met once.]
Trustee Compensation
The Independent Trustees fees are paid to the Trust by the Adviser under the Fund’s unitary fee structure. These fees are not paid by the Fund. Effective January 1, 2026, the Independent Trustees receive from the Trust an annual retainer of $120,000(1), $7,500(1) for each regular Board meeting attended and $1,000 for each special Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. The chair of the Audit Committee receives an annual retainer of $10,000(1). The Board chair of the Trust receives an annual retainer of $10,000. For the fiscal year ended August 31, 2026, the Trustees received the following compensation from the Predecessor Fund:

Name of Person/Position	Aggregate Compensation from Adviser on Behalf of the Fund(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from the Trust(3) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(4)(5)	$[...]	None	None	$[...]

Gary A. Drska, Independent Trustee(4)	$[...]	None	None	$[...]
Vincent P. Lyles Independent Trustee(4)	$[...]	None	None	$[...]
Erik K. Olstein Independent Trustee and Chairperson(4)	$[...]	None	None	$[...]
Lisa Zúñiga Ramírez Independent Trustee(4)(6)	$[...]	None	None	$[...]
Gregory M. Wesley Independent Trustee(4)	$[...]	None	None	$[...]
(1) Prior to January 1, 2026, the Independent Trustees received an annual retainer of $115,000 and $6,500 for each regular Board meeting attended.
(2) Trustees’ fees and expenses are allocated between the Funds and any other series comprising the Trust.
(3) There are currently thirty other series comprising the Trust.
(4) Audit Committee member.
(5) Dr. Akers served as Audit Committee chair of the Trust until December 31, 2025.
(6) Appointed as Audit Committee chair of the Trust effective January 1, 2026.

Principal Shareholders, Control Persons, and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of [...], 2027, no person was a control person of the Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of the Fund’s Shares. As of [...], 2027, the following shareholders were considered to be principal shareholders of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	[...]%	Record
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1100	Raymond James & Associates, Inc.	FL	[...]%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	[...]%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	N/A	N/A	[...]%	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	N/A	N/A	[...]%	Record

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, PT Asset Management, LLC (DBA: PTAM), pursuant to an investment advisory agreement (the “Advisory Agreement”).

PTAM Holdings, LLC, an Illinois limited liability holding company, is a control person of the Adviser. Prior to [...], 2027, the Adviser provided services to the Predecessor Fund under a different advisory agreement (the “Predecessor Advisory Agreement”).

The Advisory Agreement with respect to the Fund is for an initial period of two years from its effective date, thereafter it continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the Fund’s outstanding voting securities; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Adviser also serves as investment adviser to the Performance Trust Total Return Bond Fund, the Performance Trust Multisector Bond Fund, and the Performance Trust Short Term Bond ETF, each a series of the Trust.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.39% of the Fund’s average daily net assets, as specified in the Prospectus. Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”), and the unitary management fee payable to the Adviser.

The Adviser and the Trust entered into an operating expenses limitation agreement with regard to the Predecessor Fund (the “Predecessor Fund Expense Limitation Agreement”). Pursuant to the Predecessor Fund Expense Limitation Agreement, the Adviser agreed to reduce management fees payable to it by the Predecessor Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (exclusive of any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) to 0.55% of the average daily net assets of the Predecessor Fund. The Adviser was able to request recoupment of previously waived fees and paid expenses from the Predecessor Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund’s expense ratio, after recoupment has been take into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.

The table below sets forth, for the fiscal years ended August 31, 2026, 2025 and 2024, the advisory fees accrued by the Predecessor Fund under the Predecessor Advisory Agreement:

Fiscal Year Ended	Advisory Fee	(Waiver)/ Recoupment	Advisory Fee after (Waiver)/Recoupment

August 31, 2026	$[...]	$[...]	$[...]
August 31, 2025	$2,820,402	$0	$2,820,402
August 31, 2024	$2,681,761	$0	$2,681,761

The management fee paid to the Adviser under the Predecessor Advisory Agreement was not a unitary management fee.

Portfolio Managers
The following section provides information regarding each Portfolio Manager’s other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Fund.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Asset amounts have been rounded and are approximate as of August 31, 2026.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

G. Michael Plaiss
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$8,238,284	0	$0
Other Accounts	1	$4,361,372	0	$0

Mark Peiler
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$4,361,372	0	$0

Material Conflicts of Interest
The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation
The Adviser compensates the Portfolio Managers for their management of the Fund. Portfolio Managers are compensated with a cash salary based on industry standards, and a discretionary bonus. The bonus incentives are tied primarily to investment performance and related goals. Fund performance is measured by three-year annualized returns and the Fund’s percentile ranking as compared to its Morningstar category.

Portfolio Managers’ Ownership of the Fund

The Fund is required to show the dollar ranges of the Portfolio Managers’ “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

As of August 31, 2026, the Portfolio Managers beneficially owned securities in the Predecessor Fund as shown below:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
G. Michael Plaiss, CFA®	$100,001 - $500,000
Mark Peiler, CFA®	$100,001 - $500,000

Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration servicing agreement (the “Administration Agreement”) between the Trust U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Fund’s administrator. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as Administrator, Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

For the fiscal years indicated below, the Predecessor Fund paid the following fees to Fund Services pursuant to a separate administration agreement under which Fund Services was compensated by the Predecessor Fund rather than the Adviser:

Fund Administration and Fund Accounting Fees Paid During Fiscal Year Ended August 31,
2026	2025	2024
$[...]	$242,537	$292,935

Custodian
U.S. Bank National Association, an affiliate of Fund Services (the “Custodian”), is the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust on behalf of the Fund, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The

Custodian and its affiliates may participate in revenue sharing arrangements with service providers of funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Fund and the Independent Trustees.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd., serves as the independent registered public accounting firm for the Fund. Cohen & Company, Ltd. audits and reports on the Fund’s annual financial statements and performs other auditing services for the Fund when engaged to do so. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., reviews certain regulatory reports and the Fund’s U.S. federal income tax returns, and performs other tax services for the Fund when engaged to do so.

Distribution and Servicing of Shares
The Trust and ALPS Distributors, Inc. (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a registered broker-dealer under the 1934 Act and is a member of FINRA. The Distributor is not affiliated with the Fund, the Adviser, or any other service provider for the Fund.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable on 60 days’ written notice by the Trust’s Board of Trustees, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Distributor. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) and is not assignable by the Trust without the prior written consent of the Distributor.

The Distributor received the following underwriting commissions for Class A shares of the Predecessor Fund, during the last three fiscal years:

2026	2025	2024
$[...]	$18,266	$20,451

The Distributor retained the following underwriting commissions for Class A shares of the Predecessor Fund during the last three fiscal years:

2026	2025(1)	2024(1)
$[...]	$1,836	$1,400
(1)    Commissions retained by the Distributor were for future use by the Adviser for distribution-related expenses.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell Shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisers, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts of the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

Brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all cash creation unit order or an order including “cash in lieu.” As described below under “Purchase and Redemption of Shares in Creation Units, Creation Transaction Fee” and “Redemption Transaction Fee,” the Fund may determine to not charge a variable fee on certain order when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transaction in connection with such orders.

Brokerage Commissions
[For the fiscal years ended August 31, 2024, 2025 and 2026, the Predecessor Fund did not pay any brokerage commissions.]

Securities of “Regular Broker-Dealers”
The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. [During the fiscal year ended August 31, 2026, the Predecessor Fund did not hold any securities of “regular broker-dealers”.]

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. [During the fiscal year ended August 31, 2026, the Predecessor Fund had no such transactions.]

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

For the fiscal years indicated below, the portfolio turnover rate for the Predecessor Fund was as follows:

Portfolio Turnover During Fiscal Years Ended August 31,
2026	2025
[...]%	62%

Code of Ethics
The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Trust and the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) of the 1940 Act from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the

Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) on behalf of the Trust which delegate to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The Adviser’s Proxy Policies
The Adviser believes proxy voting is an important right of the shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. While the Adviser’s clients generally hold fixed-income securities in their accounts, the Adviser may come across proxies on equity securities which will require the Adviser to exercise a voice on its clients’ behalf. The Adviser has adopted and implemented Proxy Voting Policies and Procedures, attached to this SAI as Appendix A, which the Adviser applies to clients over which it has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues. For those advisory clients who have retained proxy voting responsibility, the Adviser has no authority and will not vote any proxies for those client portfolios.

Policy
As a matter of policy and practice, the Adviser utilizes the proxy voting services of an unaffiliated third-party vendor, ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions Inc., to vote proxies pursuant to the established and published voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a leading, independent provider of global proxy research and voting recommendations.

Conflicts of Interest
The Adviser is in the investment advisory business and does not engage in any investment banking or corporate finance activity, nor does it produce research for publication. Therefore, it is unlikely that conflicts will arise very frequently in the proxy voting context. Nevertheless, conflicts may arise. To avoid a material conflict of interest over proxy voting between the Adviser and the client, the Adviser votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions Inc., and in accordance with Glass Lewis’s recommendations. The Adviser expects that it will, in most instances, authorize ProxyEdge to vote in accordance with Glass Lewis’ recommendations with respect to specific proxy issues; however, the Adviser may authorize ProxyEdge to vote shares inconsistent with Glass Lewis’ recommendations if it believes it is in the best interest of the client and such a vote does not create a conflict of interest between the Adviser and the client. If the Adviser votes shares inconsistent with Glass Lewis’ recommendation, it will maintain a copy of such explanation on file. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30th are available without charge, upon request, by calling toll-free, 1-866-792-9606, on the Fund’s website at www.ptam.com or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna B. Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer. Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity.

Portfolio Holdings Information
The Trust’s Board of Trustees has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).

Determination of Net Asset Value
The NAV of the Fund’s Shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time. The NAV per Share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to the Adviser’s fair valuation procedures subject to oversight by the Board of Trustees.

Each equity security owned by the Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued. All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ shall be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved independent pricing service (“Pricing Service”). Money market instruments are valued at cost. If cost does not represent current market value the securities will be priced at fair value. Debt securities, including short-term debt instruments having a maturity of 60 days or less and municipal securities, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Pricing Service quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accrued or amortized using the constant yield 2 method until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Pursuant to Rule 2a-5 of the 1940 Act, all other assets of the Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.

Book-Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Purchase and Redemption of Shares in Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per Share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of the Deposit Securities and the Cash Component, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any or all of the Deposit Securities. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio referred to as custom baskets.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes from time to time.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement. Such order to purchase Creation Units must be received by the Distributor or its agent no later than the order cut-off time designated by the Fund on any Business Day to receive that day’s NAV. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The typical Settlement Date for each purchase transaction will be within one day of the Order Placement Date (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the next Business Day following the day on which the purchase order is deemed received by the Transfer Agent, as discussed above. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agent does not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Notwithstanding the Fund’s ability to reject an order for creation units, the Fund will only do so in a manner consistent with the Commission’s position, as expressed in Rule 6c-11, including the ability of the Fund to suspend orders only in limited times and extraordinary circumstances. Additionally, a suspension of creation units by the Fund will not impair the arbitrage mechanism for investors.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $500, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum percentage of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $500, regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum percentage of 3% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent no later than the order cut-off time designated by the Fund on any business day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. The typical Settlement Date for each redemption transaction will be within one day of the Order Placement Date (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

U.S. Federal Income Tax Matters
This section is not intended to be a full discussion of U.S. federal income tax laws and the effect of such laws on you.

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the U.S. federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As such, the Fund should not be subject to U.S. federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to qualify for treatment as a RIC, the Fund must distribute in each taxable year at least 90% of its “investment company taxable income” for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for U.S. federal income tax purposes. The Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late-year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late-year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late-year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to U.S. federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their U.S. federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute for each taxable year to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income and tax-exempt income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend-paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the U.S. federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Exempt-interest dividends are not includable in a shareholder’s investment income for purposes of the NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund Shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). Further, any loss realized upon a taxable disposition of Shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends, if any, received by the shareholder with respect to such Shares. All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted, under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or, on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund Shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund Shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the current rules and regulations, tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Financial Statements
The audited financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Predecessor Fund’s 2025 Annual Report to Shareholders are incorporated herein by reference.

PART C

OTHER INFORMATION

Item 15. Indemnification:

Reference is made to Article X of the Registrant’s Amended and Restated Declaration of Trust, filed as Exhibit 1(b) hereto, which is set forth below:

Section 10.01 Limitation of Liability.

Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the Shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder.

Section 10.02 Indemnification.

(a)Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)No indemnification shall be provided hereunder to a Covered Person:

(i)who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Section 10.03 Shareholders.

In case any Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits:
(1)Declaration of Trust.
a.Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.
b.Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.
(2)Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.
(3)Not Applicable.
(4)Form of Agreement and Plan of Reorganization is attached to Part A of Form N-14 as an exhibit (“Exhibit A”).
(5)Reference is made to Exhibits (1) and (2) herein.
(6)
a.Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.
b.First Amendment to the Investment Advisory Agreement — to be filed by subsequent amendment.
(7)
a.Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 890 to its Registration Statement on Form N-1A with the SEC on December 19, 2025, and is incorporated by reference.
b.First Amendment to the Distribution Agreement — to be filed by subsequent amendment.
c.Form of Authorized Participant Agreement was previously filed with Registrant’s Post-Effective Amendment No. 890 to its Registration Statement on Form N-1A with the SEC on December 19, 2025, and is incorporated by reference.
(8)Bonus or Profit Sharing Contracts — Not Applicable.
(9)
a.Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 200 to its Registration Statement on Form N-1A with the SEC on August 27, 2010, and is incorporated by reference.

b.First Amendment to the Custody Agreement was previously filed with the Registrant’s Post-Effective Amendment No. 250 to its Registration Statement on Form N-1A with the SEC on June 28, 2011, and is incorporated by reference.
c.Second Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 528 to its Registration Statement on Form N-1A with the SEC on December 21, 2015, and is incorporated by reference.
d.Third Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 631 to its Registration Statement on Form N-1A with the SEC on December 21, 2017, and is incorporated by reference.
e.Fourth Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 752 to its Registration Statement of Form N-1A with the SEC on December 30, 2020, and is incorporated herein by reference.
f.Fifth Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 875 to its Registration Statement on Form N-1A with the SEC on December 23, 2024, and is incorporated by reference.
g.Sixth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.
h.Seventh Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 864 to its Registration Statement on Form N-1A with the SEC on August 9, 2024, and is incorporated by reference.
i.Eighth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 903 to its Registration Statement on Form N-1A with the SEC on September 25, 2026, and is incorporated by reference.
j.Ninth Amendment to Custody Agreement — to be filed by subsequent amendment.
(10)
a.Rule 12b-1 Plan - Not Applicable.
b.Rule 18f-3 - Not Applicable.
(11)Opinion and Consent of Counsel — Filed Herewith.
(12)Form of Opinion of Counsel regarding certain tax matters — Filed Herewith.
(13)
a.Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated herein by reference.
b.First Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.
c.Second Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 797 to its Registration Statement on Form N-1A with the SEC on February 11, 2022, and is incorporated herein by reference.
d.Third Amendment to Fund Servicing Agreement was previously filed with Registrant’s Port-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated herein by reference.
e.Fourth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.
f.Fifth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to its Registration Statement on Form N-1A with the SEC on October 31, 2023, and is incorporated by reference.
g.Sixth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.
h.Seventh Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 864 to its Registration Statement on Form N-1A with the SEC on August 9, 2024, and is incorporated by reference.

i.Eighth Amendment to the Fund Administration Agreement was previously filed with Registrant’s Post-Effective Amendment No. 894 to its Registration Statement on Form N-1A with the SEC on March 26, 2026, and is incorporated by reference.
j.Ninth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 903 to its Registration Statement on Form N-1A with the SEC on September 25, 2026, and is incorporated by reference.
k.Tenth Amendment to the Fund Administration Agreement — to be filed by subsequent amendment.
(14)Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(15)Not Applicable.
(16)Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 892 to its Registration Statement on Form N-1A with the SEC on January 27, 2026, and is incorporated by reference.
(17)
a.Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.
b.Code of Ethics for Fund and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 890 to its Registration Statement on Form N-1A with the SEC on December 19, 2025, and is incorporated by reference.
c.Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).

Item 17. Undertakings:

1.The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
2.The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant in the City of Milwaukee and State of Wisconsin, on October 20, 2026.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ Jennifer A. Lima
Jennifer A. Lima
President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on October 20, 2026.

Signature	Title
/s/ Jennifer A. Lima Jennifer A. Lima	President and Principal Executive Officer
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Vincent P. Lyles* Vincent P. Lyles	Independent Trustee
Erik K. Olstein* Erik K. Olstein	Chairperson and Independent Trustee
Lisa Zúñiga Ramírez* Lisa Zúñiga Ramírez	Independent Trustee
Gregory M. Wesley* Gregory M. Wesley	Independent Trustee
Kelly A. Strauss* Kelly Strauss	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ Jennifer A. Lima
Jennifer A. Lima
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 892 to its Registration Statement on Form N-1A with the SEC on January 27, 2026 and is incorporated by reference.